               VAN KAMPEN AMERICAN CAPITAL LIFE INVESTMENT TRUST

               (formerly, American Capital Life Investment Trust)

                            2800 Post Oak Boulevard
                              Houston, Texas 77056
                                 (800) 421-5666

                                                              September 18, 1995

     Van Kampen American Capital Life Investment Trust (the "Trust") is an open-end diversified management investment company which offers shares in eight separate Funds, one of which is described in this Prospectus. Shares are sold only to separate accounts (the "Accounts") of various insurance companies to fund the benefits of variable annuity or variable life insurance policies (the "Contracts"). The Accounts invest in shares of the Funds in accordance with allocation instructions received from Contractowners. Such allocation rights are further described in the accompanying Prospectus for the Contracts. The investment objectives of one of the Funds is as follows:

     Real Estate Securities Fund (the "Fund") seeks as its primary objective long-term growth of capital by investing principally in securities of companies operating in the real estate industry ("Real Estate Securities"). Current income is a secondary consideration. A "real estate industry company" is a company that derives at least 50% of its assets (marked to market), gross income or net profits from the ownership, construction, management or sale of residential, commercial or industrial real estate. Under normal market conditions, at least 65% of the Fund's total assets will be invested in Real Estate Securities, primarily equity securities of real estate investment trusts. There can be no assurance that the Fund will achieve its investment objectives.

     THE SHARES OF THIS FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

--------------------------------------------------------------------------------

     This Prospectus tells Contractowners briefly the information they should know before allocating premiums or cash value to the Fund. Investors should read and retain this Prospectus for future reference.

     A Statement of Additional Information dated the same date as this Prospectus has been filed with the Securities and Exchange Commission ("SEC") and contains further information about the Fund. A copy of the Statement of Additional Information may be obtained without charge by calling or writing the Fund at the telephone number and address printed above. The Statement of Additional Information is hereby incorporated by reference into this Prospectus.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR STATE REGULATORS NOR HAS THE COMMISSION OR STATE REGULATORS PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

               VAN KAMPEN AMERICAN CAPITAL LIFE INVESTMENT TRUST

CUSTODIAN:         State Street Bank and Trust
                   Company
                   225 Franklin Street
                   Boston, Massachusetts 02110

SHAREHOLDER        ACCESS Investor Services, Inc.
SERVICE AGENT:     P.O. Box 418256
                   Kansas City, Missouri
                   64141-9256

DISTRIBUTOR:       Van Kampen American Capital
                   Distributors, Inc.
                   One Parkview Plaza
                   Oakbrook Terrace, Illinois
                   60181

INVESTMENT         Van Kampen American Capital
ADVISER:           Asset Management, Inc.
                   2800 Post Oak Boulevard
                   Houston, Texas 77056

INVESTMENT         Hines Interests Realty
SUBADVISER:        Advisors Limited Partnership
[FOR "REAL ESTATE  2800 Post Oak Boulevard
PORTFOLIO"]        Houston, Texas 77056

                               TABLE OF CONTENTS

                                        Page
Prospectus Summary......................   3
Financial Highlights....................   5
Investment Objectives and Policies......   6
Risk Factors............................   8
Investment Practices....................   9
The Trust and Its Management............  12
Purchase of Shares......................  13

                                        Page
Determination of Net Asset Value........  14
Redemption of Shares....................  14
Dividends, Distributions and Taxes......  14
Fund Performance........................  16
Description of Shares of the Trust......  16
Additional Information..................  17
Appendix................................  18

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     No dealer, salesperson, or other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Trust, the Adviser or the Distributor. This Prospectus does not constitute an offer by the Trust or by the Distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Trust to make such an offer in such jurisdiction.
-------------------------------------------------------------------------------

                               PROSPECTUS SUMMARY

Shares Offered..........Shares of beneficial interest.

Type of Company.........Diversified, open-end management investment company.

Investment Objectives...The Fund's primary investment objective is to seek long-term growth of capital. Current income is a secondary consideration. There is, however, no assurance that the Fund will be successful in achieving its objectives.

Investment Policy and
  Risks.................The Fund will seek to achieve its investment objectives by investing in a portfolio of securities of companies operating in the real estate industry ("Real Estate Securities"). Real Estate Securities include equity securities, including common stocks and convertible securities, as well as non-convertible preferred stocks and debt securities of real estate industry companies. A "real estate industry company" is a company that derives at least 50% of its assets (marked to market), gross income or net profits from the ownership, construction, management or sale of residential, commercial or industrial real estate. Under normal market conditions, at least 65% of the Fund's total assets will be invested in Real Estate Securities, primarily equity securities of real estate investment trusts. The Fund's investment in debt securities will be rated, at the time of investment, at least Baa by Moody's Investors Service ("Moody's") or BBB by Standard & Poor's Corporation ("S&P"), a comparable rating by any other nationally recognized statistical rating organization or if unrated, determined by Van Kampen American Capital Asset Management, Inc. (the "Adviser") to be of comparable quality. Under normal market conditions, the Fund may invest up to 35% of its total assets in equity and debt securities of companies outside the real estate industry, U.S. Government securities, cash and money market instruments. There can be no assurance that the Fund will achieve its investment objectives.

                        Because of the Fund's policy of concentrating its investments in Real Estate Securities, the Fund may be more susceptible than an investment company without such a policy to any single economic, political or regulatory occurrence affecting the real estate industry. In addition, the Fund will be affected by general changes in interest rates which will result in increases or decreases in the market value of the debt securities (and, to a lesser degree, equity securities) held by the Fund; the market value of such securities tends to have an inverse relationship to the movement of interest rates. For additional information regarding the risk connected with investment in Real Estate Securities, see "Risk Factors."

                        The Fund may invest up to 25% of its total assets in securities issued by foreign issuers, some or all of which may also be Real Estate Securities. Investments in foreign securities involve certain risks not ordinarily associated with investments in securities of domestic issuers, including fluctuations in foreign exchange rates, future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions. See "Investment Objectives and Policies -- Foreign Securities."

                        The Fund may purchase or sell debt securities on a forward commitment basis. See "Investment Practices and Restrictions -- Forward Commitments." The Fund may use portfolio management techniques and strategies involving options, futures contracts and options on futures. The utilization of options, futures contracts and options on futures contracts may involve greater than ordinary risks and the likelihood of more volatile price fluctuation. See "Investment Practices -- Using Options, Futures Contracts and Options on Futures Contracts."


Investment Advisers.....The Adviser has served as investment adviser to the Fund since its inception. Hines Interests Realty Advisors Limited Partnership (hereinafter referred to either as the "Subadviser" or "Hines Realty Advisors") provides advisory services to the Adviser of the Portfolio with respect to the real estate industry. See "The Trust and Its Management."

Dividends and
  Distributions.........Dividends and any capital gains are distributed at least annually. All dividends and distributions are automatically reinvested by the Account in shares of the Fund at net asset value per share. See "Dividends, Distributions and Taxes."

Redemption..............At the next determined net asset value.

Distributor.............Van Kampen American Capital Distributors, Inc. (the
                        "Distributor").

                              FINANCIAL HIGHLIGHTS

     The information presented below for the period ended July 31, 1995 is unaudited. This information should be read in conjunction with the related financial statements and notes thereto included in the Statement of Additional Information.

                          REAL ESTATE SECURITIES FUND

                                                                                                                      (UNAUDITED)
                                                                                                                        JULY 3,
                                                                                                                        1995(1)
                                                                                                                        THROUGH
                                                                                                                       JULY 31,
PER SHARE OPERATING PERFORMANCE                                                                                         1995(2)
                                                                                                                      -----------
Net asset value, beginning of period................................................................................    $ 10.00
                                                                                                                        -------
INCOME FROM INVESTMENT OPERATIONS
Investment income...................................................................................................        .04
Expenses............................................................................................................       (.03)
Expense reimbursement...............................................................................................        .01
                                                                                                                        -------
Net investment income...............................................................................................        .02
Net realized and unrealized gains on securities.....................................................................        .18
                                                                                                                        -------
Total from investment operations....................................................................................        .20
                                                                                                                        -------
Net asset value, end of period......................................................................................    $ 10.20
                                                                                                                        =======
TOTAL RETURN(3).....................................................................................................       2.00%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (millions)................................................................................    $  1.3
Ratios to average net assets (annualized)
  Expenses..........................................................................................................       2.50%
  Expenses, without expense reimbursement...........................................................................       4.15%
  Net investment income.............................................................................................       2.80%
  Net investment income, without expense reimbursement..............................................................       1.15%
Portfolio turnover rate.............................................................................................          7%

---------------------
(1) Commencement of operations.
(2) Based on average shares outstanding.
(3) Total return for a period of less than one year is not annualized. Total return does not consider the effect of sales loads.

INVESTMENT OBJECTIVES AND POLICIES

     General. The Fund's primary investment objective is to provide shareholders with long-term growth of capital. Current income is a secondary consideration. The Fund will seek to achieve its investment objectives by investing principally in a diversified portfolio of Real Estate Securities which include equity securities, including common stocks and convertible securities, as well as non-convertible preferred stocks and debt securities of real estate industry companies. A "real estate industry company" is a company that derives at least 50% of its assets (marked to market), gross income or net profits from the ownership, construction, management or sale of residential, commercial or industrial real estate. Real estate industry companies may include among others: equity real estate investment trusts, which pool investors' funds for investment primarily in commercial real estate properties, mortgage real estate investment trusts, which invest pooled funds in real estate related loans; brokers or real estate developers; and companies with substantial real estate holdings, such as paper and lumber products and hotel and entertainment companies. Under normal market conditions, at least 65% of the Fund's total assets will be invested in Real Estate Securities, primarily equity securities of real estate investment trusts. The Fund's investment in debt securities will be rated, at the time of investment, at least Baa by Moody's or BBB by S&P, a comparable rating by any other nationally recognized statistical rating organization or if unrated, determined by the Adviser to be of comparable quality. Ratings at the time of purchase determine which securities may be acquired, and a subsequent reduction in ratings does not require the Fund to dispose of a security. Securities rated Baa by Moody's or BBB by S&P are considered to be medium grade obligations which possess speculative characteristics so that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher rated securities. The rating of the ratings agencies represent their opinions of the quality of the debt securities they undertake to rate, but not the market value risk of such securities. It should be emphasized, however, that ratings are general and are not absolute standards of quality. The Fund may invest more than 25% of its total assets in the real estate industry.

     Under normal market conditions, the Fund may invest up to 35% of its total assets in equity and debt securities of companies outside the real estate industry, U.S. Government securities, cash and money market instruments.


     The Fund may invest up to 25% of its assets in securities issued by foreign issuers. See "Investment Objectives and Policies -- Foreign Securities." The Fund may engage in portfolio management strategies and techniques involving options, futures contracts and options on futures. Options, futures contracts and related options are described in "Investment Practices -- Using Options, Futures Contracts and Options on Futures Contracts" and the Statement of Additional Information.


     For temporary defensive purposes, the Fund may invest up to 100% of its total assets in short-term investments as described below. The Fund will assume a temporary defensive posture only when economic and other factors affect the real estate industry market to such an extent that the Adviser believes there to be extraordinary risks in being primarily in Real Estate Securities.

     There can be no assurance that the Fund will achieve its investment objectives.

     The investment objectives and policies, the percentage limitations, and the kinds of securities in which the Fund may invest are generally not fundamental policies and may be changed by the Trustees, unless expressly governed by certain limitations as described under "Investment Practices and Restrictions -- Investment Restrictions" which can be changed only by action of the shareholders. If there is a change in the objectives of the Fund, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs.

     Short-Term Investments. The Fund may invest in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, commercial paper, bankers' acceptances, certificates of deposit, repurchase agreements collateralized by these securities, and other short-term evidences of indebtedness. The Fund will only purchase commercial paper if it is rated Prime-1 or Prime-2 by Moody's or A-1 or A-2 by S&P. Such temporary investments may be made either for liquidity purposes, to meet shareholder redemption requirements or as a temporary defensive measure.

     Foreign Securities. The Fund may invest up to 25% of its assets in securities issued by foreign issuers of developed countries of similar quality as the securities described above as determined by the Adviser. Some of such securities may also be Real Estate Securities. Investments in securities of foreign entities and securities denominated in foreign currencies involve risks not typically involved in domestic investment, including fluctuations in foreign exchange rates, future foreign political and economic developments, and the possible imposition of exchange controls or other foreign or United States governmental laws or restrictions applicable to such investments. Since the Fund may invest in securities denominated or quoted in currencies other than the United States dollar, changes in foreign currency exchange rates may affect the value of investments in the portfolio and the accrued income and unrealized appreciation or depreciation of investments. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of the Fund's assets denominated in that currency and the Fund's yield on such assets.

     The Fund may also purchase foreign securities in the form of American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs") or other securities representing underlying shares of foreign companies. ADRs are publicly traded on exchanges or over-the-counter in the United States and are issued through "sponsored" or "unsponsored" arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary's transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligation and the depositary's transaction fees are paid by the ADR holders. In addition, less information is available in the United States about an unsponsored ADR than about a sponsored ADR and the financial information about a company may not be as reliable for an unsponsored ADR as it is for a sponsored ADR. The Fund may invest in ADRs through both sponsored and unsponsored arrangements. For further information on ADRs and EDRs, investors should refer to the Statement of Additional Information.

     With respect to certain foreign countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could affect investment in those countries. There may be less publicly available information about a foreign security than about a United States security, and foreign entities may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those of United States entities. In addition, certain foreign investments made by the Fund may be subject to foreign withholding taxes, which would reduce the Fund's total return on such investments and the amounts available for distributions by the Fund to its shareholders. See "Dividends, Distributions and Taxes." Foreign financial markets, while growing in volume, have, for the most part, substantially less volume than United States markets, and securities of many foreign companies are less liquid and their prices more volatile than securities of comparable domestic companies. The foreign markets also have different clearance and settlement procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of the Fund are not invested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser. Costs associated with transactions in foreign securities, including custodial costs and foreign brokerage commissions, are generally higher than with transactions in United States securities. In addition, the Fund will incur costs in connection with conversions between various currencies. There is generally less government supervision and regulation of exchanges, financial institutions and issuers in foreign countries than there is in the United States.

     Foreign Currency Transactions. The value of the Fund's portfolio securities that are traded in foreign markets may be affected by changes in currency exchange rates and exchange control regulations. In addition, the Fund will incur costs in connection with conversions between various currencies. The Fund's foreign currency exchange transactions generally will be conducted on a spot basis (that is, cash basis) at the spot rate for purchasing or selling currency prevailing in the foreign currency exchange market. The Fund purchases and sells foreign currency on a spot basis in connection with the settlement of transactions in securities traded in such foreign currency. The Fund does not purchase and sell foreign currencies as an investment.

     The Fund also may enter into contracts with banks or other foreign currency brokers and dealers to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts to hedge against changes in foreign currency exchange rates. A foreign currency forward contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract.

     The Fund may attempt to hedge against changes in the value of the United States dollar in relation to a foreign currency by entering into a forward contract for the purchase or sale of the amount of foreign currency invested or to be invested, or by buying or selling a foreign currency futures contract for such amount. Such hedging strategies may be employed before the Fund purchases a foreign security traded in the hedged currency which the Fund anticipates acquiring or between the date the foreign security is purchased or sold and the date on which payment therefore is made or received. Hedging against a change in the value of a foreign currency in the foregoing manner does not eliminate fluctuations in the price of portfolio securities or prevent losses if the prices of such securities decline. Furthermore, such hedging transactions reduce or preclude the opportunity for gain if the value of the hedged currency should move in the direction opposite to the hedged position. The Fund will not speculate in foreign currency forward or futures contracts or through the purchase and sale of foreign currencies.

RISK FACTORS

     Although the Fund does not invest directly in real estate, an investment in the Fund will generally be subject to the risks associated with real estate because of its policy of concentration in the securities of companies in the real estate industry. These risks include, among others: declines in the value of real estate; risks related to general and local economic conditions; overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income; changes in neighborhood values; the appeal of properties of tenants and changes in interest rates. The value of securities of companies which service the real estate industry will also be affected by such risks. If the Fund has rental income or income from the disposition of real property acquired as a result of a default on securities the Fund owns, the receipt of such income may adversely affect its ability to retain its tax status as a regulated investment company.

     In addition, equity real estate investment trusts may be affected by changes in the value of the underlying property owned by the trusts, while mortgage real estate investment trusts may be affected by the quality of credit extended. Equity and mortgage real estate investment trusts are dependent upon management skill, may not be diversified and are subject to the risks of financing projects. Such real estate investment trusts are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code (the "Code") and to maintain exemption from the Investment Company Act of 1940. Changes in interest rates may also affect the value of the debt securities in the Fund's portfolio. Like investment companies such as the Fund, real estate investment trusts are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. The Fund will indirectly bear its proportionate share of any expenses paid by the real estate investment trusts in which it invests in addition to the expenses paid by the Fund.

     Because of the Fund's policy of concentrating its investments in Real Estate Securities, the Fund may be more susceptible than an investment company without such a policy to any single economic, political or regulatory occurrence affecting the real estate industry.


     Additional information about the Fund's investment practices and the risks associated with such practices are contained in "Investment Objectives and Policies" and "Investment Practices" herein and in the Statement of Additional Information.



INVESTMENT PRACTICES


     Repurchase Agreements. The Fund may enter into repurchase agreements with domestic or foreign banks or broker-dealers in order to earn a return on temporarily available cash. A repurchase agreement is a short-term investment in which the purchaser, (i.e., the Fund) acquires ownership of a debt security and the seller agrees to repurchase the obligation at a future time and set price, thereby determining the yield during the holding period. The Fund will not invest more than 15% of its net assets in repurchase agreements that do not mature within seven days and in any other illiquid securities. In the event of the bankruptcy of the seller of a repurchase agreement, the Fund could experience delays in liquidating the underlying securities, and the Fund could incur a loss including: (a) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto,
(b) possible lack of access to income on the underlying security during this period, and (c) expenses of enforcing its rights. See the Statement of Additional Information.

     For the purpose of investing in repurchase agreements, the Adviser may aggregate the cash that substantially all of the funds advised or subadvised by the Adviser would otherwise invest separately into a joint account. The cash in the joint account is then invested and the funds that contributed to the joint account share pro rata in the net revenue generated. The Adviser believes that the joint account produces greater efficiencies and economies of scale that may contribute to reduced transaction costs, higher returns, higher quality investments and greater diversity of investments for the Fund than would be available to the Fund investing separately. The manner in which the joint account is managed is subject to conditions set forth in the SEC order authorizing this practice, which conditions are designed to ensure the fair administration of the joint account and to protect the amounts in that account.

     Portfolio Transactions and Brokerage Practices. The Adviser is responsible for the placement of orders for the purchase and sale of portfolio securities for the Fund and the negotiation of brokerage commissions on such transactions. Brokerage firms are selected on the basis of their professional capability for the type of transaction and the value and quality of execution services rendered on a continuing basis. The debt securities in the Fund's portfolio generally are traded in the over-the-counter market through dealers. A dealer is a securities firm or bank which makes a market for securities by opening a position at one price and closing the position at a slightly more favorable price. The difference between the prices is known as a spread. Foreign currency and forward currency exchange contracts are traded in a similar fashion in a dealer market maintained primarily by large commercial banks. The Fund will pay brokerage commissions in connection with transactions in exchange-traded options, futures contracts and related options. Spreads or commissions for transactions executed in foreign markets often are higher than in the United States. The Adviser is authorized to place portfolio transactions with brokerage firms participating in the distribution of shares of the Fund and other Van Kampen American Capital mutual funds if it reasonably believes that the quality of the execution and the commission are comparable to that available from other qualified brokerage firms. The Adviser is authorized to pay higher commissions to brokerage firms that provide it with investment and research information than to firms which do not provide such services if the Adviser determines that such commissions are reasonable in relation to the overall services provided. The Information received may be used by the Adviser in managing the assets of other advisory accounts as well as in the management of the assets of the Fund.

     Portfolio Turnover. The Fund may purchase and sell securities without regard to the length of time the security is to be, or has been held. The annual portfolio turnover rate may exceed 100%, which is higher than that of many other investment companies. A 100% turnover rate would occur, for example, if all the securities held by the Fund were replaced in a period of one year. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which are borne directly by the Fund, and may result in realization of short-term capital gains if securities are held for one year or less which may be subject to applicable income taxes. See "Dividends, Distributions and Taxes."

     Restricted Securities. The Fund may invest up to 15% of its net assets in restricted securities and other illiquid assets (see herein for information regarding state restrictions). As used herein, restricted securities are those that have been sold in the United States without registration under the Securities Act of 1933 ("1933 Act") and are thus subject to restrictions on resale. Excluded from the limitation, however, are any restricted securities which are eligible for resale pursuant to Rule 144A under the 1933 Act and which have been determined to be liquid by the Trustees or by the Adviser pursuant to guidelines approved by the Trustees. The determination of liquidity is based on the volume of reported trading in the institutional secondary market for each security. Since it is not possible to predict with assurance how the markets for restricted securities sold and offered under Rule 144A will develop, the Trustees will carefully monitor the Fund's investment in these securities focusing on such factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. These difficulties and delays could result in the Fund's inability to realize a favorable price upon disposition of restricted securities, and in some cases might make disposition of such securities at the time desired by the Fund impossible. Since market quotations are not readily available for restricted securities, such securities will be valued by a method that the Fund's Trustees believes accurately reflects fair value.

     Using Options, Futures Contracts and Options on Futures Contracts. The Fund expects to utilize opinions, futures contracts and options on futures contracts in several different ways, depending upon the status of the Fund's portfolio and the Adviser's expectations concerning the securities markets. See the Statement of Additional information for a discussion of options, futures contracts and options on futures contracts.

     Potential Risks of Options, Futures Contracts and Options on Futures Contracts. The purchase and sale of options and futures contracts involve risks different from those involved with direct investments in securities. While utilization of options, futures contracts and similar instruments may be advantageous to the Fund, if the Adviser is not successful in employing such instruments in managing the Fund's investments, the Fund's performance will be worse than if the Fund did not make such investments. In addition, the Fund would pay commissions and other costs in connection with such investments, which may increase the Fund's expenses and reduce its return. The Fund may write or purchase options in privately negotiated transactions ("OTC Options") as well as listed options. OTC Options can be closed out only by agreement with the other party to the transaction. Any OTC Option purchased by the Fund is considered an illiquid security. Any OTC Option written by the Fund is with a qualified dealer pursuant to an agreement under which the Fund may repurchase the option at a formula price. Such options are considered illiquid to the extent that the formula price exceeds the intrinsic value of the option. The Fund may not purchase or sell futures contracts or related options for which the aggregate initial margin and premiums exceed five percent of the fair market value of the Fund's assets. In order to prevent leverage in connection with the purchase of futures contracts or call options thereon by the Fund, an amount of cash, cash equivalents or liquid high-grade debt securities equal to the market value of the obligation under the futures contract or option (less any related margin deposits) will be maintained in a segregated account with the Custodian. The Fund may not invest more than 15% of its net assets in illiquid securities and repurchase agreements which have a maturity of longer than seven days. A more complete discussion of the potential risks involved in transactions involving options or futures contracts and options on futures contracts is contained in the Statement of Additional Information.

     Forward Commitments. The Fund may purchase or sell debt securities on a "when-issued" or "delayed delivery" basis ("Forward Commitments"). These transactions occur when securities are purchased or sold by the Fund with payment and delivery taking place in the future, frequently a month or more after such transaction. This price is fixed on the date of the commitment, and the seller continues to accrue interest on the securities covered by the Forward Commitment until delivery and payment take place. At the time of settlement, the market value of the securities may be more or less than the purchase or sale price.

     The Fund may either settle a Forward Commitment by taking delivery of the securities or may either resell or repurchase a Forward Commitment on or before the settlement date in which event the Fund may reinvest the proceeds in another Forward Commitment. The Fund's use of Forward Commitments may increase its overall investment exposure and thus its potential for gain or loss. When engaging in Forward Commitments, the Fund relies on the other party to complete the transaction. Should the other party fail to do so, the Fund might lose a purchase or sale opportunity that could be more advantageous than alternative opportunities at the time of the failure.

     The Fund maintains a segregated account (which is marked to market daily) of cash, U.S. Government securities or the security covered by the Forward Commitment with the Fund's custodian in an aggregate amount equal to the amount of its commitment as long as the obligation to purchase or sell continues.

     Investment Restrictions. The Fund has adopted a number of investment restrictions that may not be changed without the approval of the holders of a majority of the Fund's shares. See the Statement of Additional Information. The percentage limitations need only be met at the time the investment is made or other relevant action taken. These restrictions provide, among other things, that the Fund may not:

          1. Borrow money except temporarily from banks to facilitate payment of redemption requests and then only in amounts not exceeding 33 1/3% of its net assets, or pledge more than ten percent of its net assets in connection with permissible borrowings or purchase additional securities when money borrowed exceeds five percent of its net assets. Margin deposits or payments in connection with the writing of options, or in connection with the purchase or sale of forward contracts, futures, foreign currency futures and related options, are not deemed to be a pledge or other encumbrance.

          2. With respect to 75% of its total assets, invest more than five percent of its assets in the securities of any one issuer (except the U.S. Government, its agencies and instrumentalities and repurchase agreements secured thereby) or purchase more than ten percent of the outstanding voting securities of any one issuer. Neither limitation shall apply to the acquisition of shares of other open-end investment companies to the extent permitted by rule or order of the SEC exempting the Fund from the limitations imposed by Section 12(d)(1) of the 1940 Act.

          3. Lend money or securities except by the purchase of a portion of an issue of bonds, debentures or other obligations of types commonly distributed to institutional investors publicly or privately (in the latter case the investment will be subject to the stated limits on investments in "restricted securities"), and except by the purchase of securities subject to repurchase agreements.

          4. Concentrate its investment in any one industry, except that the Fund will invest more than 25% of its total assets in the real estate industry. This limitation excludes shares of other open-end investment companies owned by the Fund but includes the Fund's pro rata portion of the securities and other assets owned by such company.

     The Fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and restrictions as the Fund.

THE TRUST AND ITS MANAGEMENT

     The Trust, an open-end, diversified management investment company, was originally organized as a Massachusetts business trust on June 3, 1985 and reorganized on September 16, 1995 under the laws of the state of Delaware as a business entity commonly known as a "Delaware business trust." A mutual fund provides, for those who have similar investment goals, a practical and convenient way to invest in a more diversified portfolio of securities by combining their resources in an effort to achieve such goals.

     The Trust's fourteen Trustees have the responsibility for overseeing the affairs of the Fund. The Adviser and the Subadviser are responsible for the provision of advisory services in relation to the Fund's assets. The Adviser also provides administrative services and manages the Fund's business and affairs. The Adviser, together with its predecessors, has been in the investment advisory business since 1926 and has served as investment adviser to the Fund since its inception.

     THE ADVISER. The Adviser is a wholly owned subsidiary of Van Kampen American Capital, Inc. ("Van Kampen American Capital"). Van Kampen American Capital is a diversified asset management company with more than two million retail investor accounts, extensive capabilities for managing institutional portfolios, and nearly $50 billion under management or supervision. Van Kampen American Capital's more than 40 open-end and 38 closed-end funds and more than 2,700 unit investment trusts are professionally distributed by leading financial advisers nationwide.

     Van Kampen American Capital Distributors, Inc. (the "Distributor"), the distributor of the Trust and the sponsor of the funds mentioned above, is also a wholly-owned subsidiary of Van Kampen American Capital. Van Kampen American Capital is a wholly-owned subsidiary of VK/AC Holding, Inc. VK/AC Holding, Inc. is controlled, through the ownership of a substantial majority of its common stock, by The Clayton & Dubilier Private Equity Fund IV Limited Partnership ("C&D L.P."), a Connecticut limited partnership. C&D L.P. is managed by Clayton, Dubilier & Rice, Inc., a New York based private investment firm. The General Partner of C&D L.P. is Clayton & Dubilier Associates IV Limited Partnership ("C&D Associates L.P."). The general partners of C&D Associates L.P. are Joseph
L. Rice, III, B. Charles Ames, William A. Barbe, Alberto Cribiore, Donald J. Gogel, Leon J. Hendrix, Jr., Hubbard C. Howe and Andrall E. Pearson, each of whom is a principal of Clayton, Dubilier & Rice, Inc. In addition, certain officers, directors and employees of Van Kampen American Capital own, in the aggregate, not more than seven percent of the common stock of VK/AC Holding, Inc. and have the right to acquire, upon the exercise of options, approximately an additional 11% of the common stock of VK/AC Holding, Inc. Presently, and after giving effect to the exercise of such options, no officer or trustee of the Fund owns or would own five percent or more of the common stock of VK/AC Holding, Inc.

     THE SUBADVISER. Hines Realty Advisors provides real estate advisory services to the Adviser of the Fund. Hines Realty Advisors is a limited partnership among Hines Holdings, Inc. (as general partner), and Hines 1980 A, Ltd. and Gerald D. Hines (as limited partners). Mr. William S. Wardrop, Jr. is President and Mr. Glenn L. Lowenstein is Vice President of the Subadviser. Hines Realty Advisors has had limited previous experience as an investment adviser to mutual funds (since mid

May 1994). Affiliates of the Subadviser have extensive domestic and international experience in owning and managing real estate. Hines Realty Advisors, an affiliate of the Hines real estate organization ("Hines"), provides a comprehensive evaluation of the real estate market. Founded in 1957, Hines has proven experience in a full range of real estate services: strategic asset management, property management development, marketing and leasing, acquisition/disposition and financing. Headquartered in Houston, Texas, Hines has regional offices in New York, San Francisco, Atlanta and Chicago as well as 29 additional submarkets. The firm also has offices in Mexico City, Berlin and Moscow. Hines Interests owns and/or manages more than 61 million square feet of prime office, retail and industrial space representing more than 451 projects. Major projects include: Pennzoil Place in Houston, the Gallerias in Houston and Dallas, 53rd At Third in New York, 101 California in San Francisco, One Ninety One Peachtree in Atlanta, Three First National Plaza in Chicago and Huntington Center in Columbus.

     Associates in field offices nationwide generate regional economic analysis based on demographic factors such as job growth and population movement. Hines also provides a regional property-type analysis determining whether the property -- outlet mall, strip shopping center or apartment complex, among others -- makes sense in the area.

     ADVISORY AGREEMENT. The Trust retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Under an investment advisory agreement (the "Advisory Agreement"), the Trust pays the Adviser a monthly fee computed on average daily net assets of the Fund at the annual rate of 1.00% of the Fund's average daily net assets. This fee is higher than that charged by most other mutual funds but the Trustees believe it is justified by the special nature of the Fund and is not necessarily higher than the fees charged by certain mutual funds with investment objectives and policies similar to those of the Fund. Under the Advisory Agreement, the Trust also reimburses the Adviser for the cost of the Fund's accounting services, which include maintaining its financial books and records and calculating its daily net asset value. Operating expenses paid by the Fund include shareholder service agency fees, custodial fees, legal and accounting fees, the costs of reports and proxies to shareholders, trustees' fees, and all other business expenses not specifically assumed by the Adviser. The Adviser has entered into an investment subadvisory agreement (the "Subadvisory Agreement") with the Subadviser to assist it in performing its investment advisory functions. The Subadviser is primarily responsible for the following areas: (i) providing regional economic analysis of the areas in which properties owned by real estate investment trusts are located; (ii) analyzing attractiveness of the property-type within the geographic region; (iii) evaluating and assessing real estate valuation and the condition of property; (iv) evaluating property managers and sponsors of real estate investment trusts; and (v) continuously reviewing and monitoring the real estate investments in the Fund's portfolio. Pursuant to the Subadvisory Agreement, the Subadviser receives on an annual basis 50% of the compensation received by the Adviser. The Adviser and the Subadviser may, from time to time, agree to waive their respective investment advisory fees or any portion thereof or elect to reimburse the Fund for ordinary business expenses in excess of an agreed upon amount.

     PORTFOLIO MANAGEMENT. Mary Jayne Maly is primarily responsible for the day-to-day management of the Fund's investment portfolio. She has served in that capacity since the inception of the Fund. Ms. Maly is Vice President of the Trust and has been a portfolio manager with the Adviser since 1994. Prior to that time, Ms. Maly was an associate portfolio manager with the Adviser and was formerly a senior equity analyst at Texas Commerce Management Company.

PURCHASE OF SHARES

     The Trust is offering its shares only to Separate Accounts of various insurance companies to fund the benefits of variable annuity or variable life insurance contracts. The Trust does not foresee any disadvantage to holders of Contracts arising out of the fact that the interests of the holders may differ from the interests of holders of life insurance policies and that holders of one insurance policy may differ from holders of other insurance policies. Nevertheless, the Trust's Trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken. The Contracts are described in the separate prospectuses issued by the Participating Insurance Companies. The Trust continuously offers shares in the Fund to the Accounts at prices equal to the respective per share net asset value of the Fund. Van Kampen American Capital Distributors, Inc., One Parkview Plaza, Oakbrook Terrace, Illinois 60181, acts as the distributor of the shares. Net asset value is determined in the manner set forth below under "Determination of Net Asset Value."

DETERMINATION OF NET ASSET VALUE

     Net asset value per share is computed for the Fund as of the close of trading (currently 4:00 p.m., New York time) each day the New York Stock Exchange is open. See the accompanying Prospectus for the policies for information regarding holidays observed by the insurance company.

     Net asset value per share is determined by dividing the value of the Fund's securities, cash and other assets (including accrued interest) attributable to such class less all liabilities (including accrued expenses) attributable to such class, by the total number of shares of the class outstanding. Such computation is made by using prices as of the close of trading on the Exchange and (i) valuing securities listed or traded on a national securities exchange at the last reported sale price, (ii) valuing over-the-counter securities for which the last sale price is available from the National Association of Securities Dealers Automated Quotations ("NASDAQ") at that price, (iii) unlisted securities and listed securities for which the last sale price is not available are valued at the last reported bid price, (iv) options and futures contracts are valued at the last sale price or if no sales are reported, at the mean between the bid and asked prices, and (v) valuing any securities for which market quotations are not readily available, and any other assets at fair value as determined in good faith by the Trustees of the Trust. Short-term investments with a maturity of 60 days or less when purchased are valued at amortized cost, which approximates market value. Short-term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity becomes less than 61 days. From such time, until maturity, the investments are valued at amortized cost using the value of the investment on the 61st day.

REDEMPTION OF SHARES

     Payment for shares tendered for redemption by the insurance company is made ordinarily in cash within seven days after tender in proper form, except under unusual circumstances as determined by the SEC. The redemption price will be the net asset value next determined after the receipt of a request in proper form. The market value of the securities in the Fund is subject to daily fluctuations and the net asset value of the Fund's shares will fluctuate accordingly. Therefore, the redemption value may be more or less than the investor's cost.

DIVIDENDS, DISTRIBUTIONS AND TAXES

     All dividends and capital gains distributions of the Fund are automatically reinvested by the Account in additional shares of the Fund.

     Dividends and Distributions. Dividends from stocks and interest earned from other investments are the main source of income for the Fund. Substantially all of this income, less expenses, is distributed on an annual basis. When the Fund sells portfolio securities, it may realize capital gains or losses, depending on whether the prices of the securities sold are higher or lower than the prices the Fund paid to purchase them. Net realized capital gains represent the total profit from sales of securities minus total losses from sales of securities including any losses carried forward from prior years. The Fund distributes any net realized capital gains to the Account no less frequently than annually.

     The Fund intends to qualify as a "regulated investment company" under the Code. By maintaining its qualification as a "regulated investment company," the Fund will not incur any liability for federal income taxes to the extent its taxable ordinary income and any capital gain net income is distributed in accordance with Subchapter M of the Code. By qualifying as a regulated investment company, the Fund is not subject to Federal income taxes to the extent it distributes its taxable net investment income and taxable net realized capital gains. If for any taxable year the Fund does not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income, including any net realized capital gains, would be subject to tax at regular corporate rates (without any deduction for distributions to shareholders). The Fund is subject to the diversification requirements of
Section 817(h) of the Code.

     Dividends and distributions paid by the Fund have the effect of reducing net asset value per share on the record date by the amount of the payment. Therefore, a dividend or distribution paid shortly after the purchase of shares by an investor would represent, in substance, a return of capital to the shareholder (to the extent it is paid on the shares so purchased) even though subject to income taxes as discussed above.

     Dividends and interest received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Investors may be entitled to claim United States foreign tax credits with respect to such taxes, subject to certain provisions and limitations contained in the Code. If more than 50% in value of the Fund's total assets at the close of its fiscal year consists of securities of foreign issuers, the Fund will be eligible, and may file elections with the Internal Revenue Service pursuant to which shareholders of the Fund will be required to include their respective pro rata portions of such taxes in their United States income tax returns as gross income, treat such respective pro rata portions as taxes paid by them, and deduct such respective pro rata portions in computing their taxable incomes or, alternatively, use them as foreign tax credits against their United States income taxes. The Fund will report annually to its shareholders the amount per share of such withholding.

     Under Code Section 988, foreign currency gains or losses from certain forward contracts not traded in the interbank market are typically treated as ordinary income or loss. Such income or loss may increase or decrease (or possibly eliminate) the Fund's income available for distribution. If, under the rules governing the tax treatment of foreign currency gains and losses, the Fund's income available for distribution is decreased or eliminated, all or a portion of the dividends declared by the Fund may be treated for federal income tax purposes as a return of capital or, in some circumstances, as capital gain. Generally, your tax basis in your Fund shares will be reduced to the extent that an amount distributed to you is treated as a return of capital.

     Tax Treatment to Insurance Company as Shareholder. Dividends paid by the Fund from its ordinary income and distributions of the Fund's net realized short-term capital gains are includable in the insurance company's gross income. The tax treatment of such dividends and distributions depends on the insurance company's tax status. To the extent that income of the Fund represents dividends on equity securities rather than interest income, its distributions are eligible for the 70% dividends received deduction applicable in the case of a life insurance company as provided in the Code. However, a dividend received from a real estate investment trust does not qualify for the dividend received deduction. The Trust will send to the Account a written notice required by the Code designating the amount and character of any distributions made during such year.

     Under the Code, any distribution designated as being made from the Fund's net realized long-term capital gains are taxable to the insurance company as long-term capital gains. Such distributions of long-term capital gains will be designated as a capital gains distribution in a written notice to the Account which accompanies the distribution payment. Long-term capital gains distributions are not eligible for the dividends received deduction. Dividends and capital gain distributions to the insurance company may also be subject to state and local taxes.

     As described in the accompanying Prospectus for the Contracts, the insurance company reserves the right to assess the Account a charge for any taxes paid by it.

     Tax Treatment of Options and Futures Transactions. Gains or losses on transactions in listed options on securities, futures and options on futures generally are treated as 60% long-term and 40% short-term, ("60/40"), and positions held by the Fund at the end of its fiscal year generally are required to be marked to market, with the result that unrealized gains and losses are treated as though they were realized. Gains and losses realized by the Fund on transactions in over-the-counter options generally are short-term capital gains or losses unless the option is exercised, in which case the gain or loss is determined by the holding period of the underlying security. The Code contains certain "straddle" rules which require deferral of losses incurred in certain transactions involving hedged positions to the extent the Fund has unrealized gains in offsetting positions and generally terminate the holding period of the subject position. Additional information is set forth in the Statement of Additional Information.

FUND PERFORMANCE

     From time to time the Fund may advertise its total return for prior periods. Any such advertisement would include at least average annual total return quotations for one, five and ten-year periods or for the life of the Fund. Other total return quotations, aggregate or average, over other time periods may also be included.

     The total return of the Fund for a particular period represents the increase (or decrease) in the value of a hypothetical investment in the Fund from the beginning to the end of the period. Total return is calculated by subtracting the value of the initial investment from the ending value and showing the difference as a percentage of the initial investment; the calculation assumes the initial investment is made at the maximum public offering price and that all income dividends or capital gains distributions during the period are reinvested in Fund shares at net asset value. Total return is based on historical earnings and asset value fluctuations and is not intended to indicate future performance. No adjustments are made to reflect any income taxes payable by shareholders on dividends and distributions paid by the Fund.

     Average annual total return quotations for periods of two or more years are computed by finding the average annual compounded rate of return over the period that would equate the initial amount invested to the ending redeemable value.

     To increase the Fund's yield the Adviser may, from time to time, absorb a certain amount of the future ordinary business expenses. The Adviser may stop absorbing these expenses at any time without prior notice.

     The Trust's Annual Report contains additional performance information. A copy of the Annual Report may be obtained without charge by calling or writing the Trust of the telephone number and address printed on the cover page of this Prospectus.

DESCRIPTION OF SHARES OF THE TRUST

     The Trust was originally organized as a Massachusetts business trust on June 3, 1985 and reorganized on September 16, 1995, under the laws of the state of Delaware as a business entity commonly known as "Delaware business trust." It is authorized to issue an unlimited number of shares of beneficial interest of $0.01 par value. Shares issued by the Trust are fully paid, non-assessable and have no preemptive or conversion rights.

     The Trust does not contemplate holding regular meetings of shareholders to elect Trustees or otherwise. More detailed information concerning the Trust if set forth in the Statement of Additional Information.

     The Trust's Declaration of Trust provides that no Trustee, officer or shareholder of the Fund shall be held to any personal liability, nor shall resort be had to their private property for the satisfaction of any obligation or liability of the Trust but the assets of the Trust only shall be liable.

ADDITIONAL INFORMATION

     This Prospectus and the Statement of Additional Information do not contain all the information set forth in the Registration Statement filed by the Trust with the SEC under the Securities Act of 1933. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the office of the SEC in Washington, D.C.

     An investment in the Trust may not be appropriate for all investors.

     The Trust is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision with respect to the Trust.

     An investment in the Trust is intended to be a long-term investment, and should not be used as a trading vehicle.

APPENDIX

DESCRIPTION OF BOND RATINGS

MOODY'S INVESTORS SERVICE

     AAA -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     AA -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     BAA -- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact, have speculative characteristics as well.

     BA -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     CAA -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     CA -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C -- Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     NONRATED -- Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

     Should no rating be assigned, the reason may be one of the following:

     1. An application for rating was not received or accepted.

     2. The issue or issuer belongs to a group of securities that are not rated as a matter of policy.

     3. There is a lack of essential data pertaining to the issue or issuer.

     4. The issue was privately placed, in which case the rating is not published in Moody's publications.

     Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

     Note: Those bonds in the Aa, A, Baa and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa 1, A 1, Baa 1, Ba 1 and B 1.

STANDARD & POOR'S CORPORATION

     AAA -- Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

     AA -- Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in a small degree.

     A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

     BB -- B -- CCC -- CC -- C -- Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     CI -- The rating CI is reserved for income bonds on which no interest is being paid.

     Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     NR -- Indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

PREFERRED STOCK RATINGS:

     Both Moody's and Standard & Poor's use the same designations for corporate bonds as they do for preferred stock, except in the case of Moody's preferred stock ratings, the initial letter rating is not capitalized. While the descriptions are tailored for preferred stocks, the relative quality distinctions are comparable to those described above for corporate bonds.

                                      VAN KAMPEN AMERICAN CAPITAL
                                      LIFE INVESTMENT TRUST
                                      REAL ESTATE SECURITIES FUND
                                      ------------------
                                      2800 Post Oak Blvd.
                                      Houston, TX 77056
                                      ------------------

                                      Investment Adviser

                                      VAN KAMPEN AMERICAN CAPITAL
                                      ASSET MANAGEMENT, INC.
                                      2800 Post Oak Blvd.
                                      Houston, TX 77056

                                      Investment Subadviser

                                      HINES INTERESTS REALTY
                                      ADVISORS LIMITED PARTNERSHIP
                                      2800 Post Oak Blvd.
                                      Houston, TX 77056

                                      Distributor

                                      VAN KAMPEN AMERICAN CAPITAL
                                      DISTRIBUTORS, INC.
                                      One Parkview Plaza
                                      Oakbrook Terrace, IL 60181

                                      Transfer Agent

                                      ACCESS INVESTOR SERVICES, INC.
                                      P.O. Box 418256
EXISTING SHAREHOLDERS--               Kansas City, MO 64141-9256
FOR INFORMATION ON YOUR
EXISTING ACCOUNT PLEASE CALL          Custodian
THE FUND'S TOLL-FREE
NUMBER--(800) 421-5666                STATE STREET BANK AND
                                      TRUST COMPANY
PROSPECTIVE INVESTORS--CALL           225 Franklin Street, P.O. Box 1713
YOUR BROKER OR (800) 421-5666         Boston, MA 02105-1713
                                      Attn: Van Kampen American Capital Funds
DEALERS--FOR DEALER
INFORMATION, SELLING                  Legal Counsel
AGREEMENTS, WIRE ORDERS,
OR REDEMPTIONS CALL THE               O'MELVENY & MYERS
DISTRIBUTOR'S TOLL-FREE               400 South Hope Street
NUMBER--(800) 421-5666                Los Angeles, CA 90071

FOR SHAREHOLDER AND                   Independent Accountants
DEALER INQUIRIES THROUGH
TELECOMMUNICATIONS                    PRICE WATERHOUSE LLP
DEVICE FOR THE DEAF (TDD)             1201 Louisiana, Suite 2900
DIAL (800) 772-8889                   Houston, TX 77002

                            LIFE INVESTMENT TRUST

                         REAL ESTATE SECURITIES FUND

--------------------------------------------------------------------------------

      P       R       O      S      P      E      C      T      U      S

                              SEPTEMBER 18, 1995

         ------  A WEALTH OF KNOWLEDGE - A KNOWLEDGE OF WEALTH ------
                         VAN KAMPEN AMERICAN CAPITAL
--------------------------------------------------------------------------------

                      STATEMENT OF ADDITIONAL INFORMATION
                               SEPTEMBER 18, 1995

               VAN KAMPEN AMERICAN CAPITAL LIFE INVESTMENT TRUST

                              2800 POST OAK BLVD.
                              HOUSTON, TEXAS 77056
                                 (800) 421-5666

     Van Kampen American Capital Life Investment Trust (the "Trust") is a diversified, open-end management investment company with eight separate Funds, one of which is discussed herein: Real Estate Securities Fund (the "Fund").

                             ---------------------

     This Statement of Additional Information is not a Prospectus but contains information in addition to and more detailed than that set forth in the Prospectus and should be read in conjunction with the Prospectus. The Statement of Additional Information and the related Prospectus are both dated September 18, 1995. A Prospectus may be obtained without charge by calling or writing Van Kampen American Capital Distributors, Inc. (the "Distributor") at One Parkview Plaza, Oakbrook Terrace, Illinois 60181 at (800) 225-2222.

                               TABLE OF CONTENTS


                                                                                        PAGE
                                                                                        ----
GENERAL INFORMATION...................................................................    2
INVESTMENT OBJECTIVES AND POLICIES....................................................    2
INVESTMENT RESTRICTIONS...............................................................   10
TRUSTEES AND EXECUTIVE OFFICERS.......................................................   13
INVESTMENT ADVISORY AGREEMENTS........................................................   17
DISTRIBUTOR...........................................................................   18
PORTFOLIO TRANSACTIONS AND BROKERAGE..................................................   19
DETERMINATION OF NET ASSET VALUE......................................................   20
PURCHASE AND REDEMPTION OF SHARES.....................................................   20
DISTRIBUTIONS AND TAXES...............................................................   20
OTHER INFORMATION.....................................................................   22

GENERAL INFORMATION


     The Trust was originally organized under the laws of the Commonwealth of Massachusetts on June 3, 1985 and reorganized under the laws of Delaware on September 16, 1995.



     Van Kampen American Capital Asset Management, Inc. (the "Adviser"), Van Kampen American Capital Distributors, Inc. (the "Distributor") and Van Kampen American Capital Shareholder Services, Inc. ("ACCESS") are wholly owned subsidiaries of Van Kampen American Capital, Inc. ("VKAC"), which is a wholly owned subsidiary of VK/AC Holding, Inc. VK/AC Holding, Inc. is controlled, through the ownership of a substantial majority of its common stock, by The Clayton & Dubilier Private Equity Fund IV Limited Partnership ("C&D L.P."), a Connecticut limited partnership. C&D L.P. is managed by Clayton, Dubilier & Rice, Inc. a New York based private investment firm. The General Partner of C&D L.P. is Clayton & Dubilier Associates IV Limited Partnership ("C&D Associates L.P."). The general partners of C&D Associates L.P. are, Joseph L. Rice, III, B. Charles Ames, William A. Barbe, Alberto Cribiore, Donald J. Gogel, Leon J. Hendrix, Jr., Hubbard C. Howe and Andrall E. Pearson, each of whom is a principal of Clayton, Dubilier & Rice, Inc. In addition, certain officers, directors and employees of VKAC own, in the aggregate, not more than seven percent of the common stock of VK/AC Holding, Inc. and have the right to acquire, upon the exercise of options, approximately an additional 11% of the common stock of VK/AC Holding, Inc. Advantage Capital Corporation, a retail broker-dealer affiliate of the Distributor, is a wholly owned subsidiary of VK/AC Holding, Inc.



     As of September 8, 1995 no person was known by management to own beneficially or of record as much as five percent of the outstanding shares of any portfolio except as set forth below. The Fund offers to share only to separate accounts of various insurance companies. Those separate accounts have authority to vote shares from which they have not received instructions from the contractholders, but only in the same proportion with respect to "yes" votes, "no" votes or abstentions as is the case with respect to shares for which instructions were received.


REAL ESTATE SECURITIES FUND


                                                                     AMOUNT OF RECORD
                                                                        OWNERSHIP
                                                                          OF THE
                                                                          FUND AT
                   NAME AND ADDRESS OF RECORD HOLDER                  SEPTEMBER 8, 1995  PERCENT
                   ---------------------------------                  -----------------   ------
Van Kampen American Capital Asset Management, Inc......................   50,010.00      15.81%
  2800 Post Oak Blvd.
  Houston, Texas 77056

National Variable Account--II..........................................  252,755.60      79.91%
  c/o IPO Portfolio Accounting
  P.O. Box 182029
  Columbus, Ohio 43218-2029

INVESTMENT OBJECTIVES AND POLICIES

     As its primary objective, the Fund seeks long-term growth of capital by investing principally in securities of companies operating in the real estate industry. Current income is a secondary consideration. The following disclosures supplement disclosures set forth in the Prospectus. Readers must refer also to the Prospectus for a complete presentation.

DEPOSITARY RECEIPTS

     The Fund may invest in the securities of foreign issuers in the form of American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) or other securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted but rather in the currency of the market in which they are traded. ADRs are receipts typically issued by an American bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued in Europe by banks or depositories which evidence a similar ownership arrangement. Generally, ADRs in registered form, are designed for use in United States securities markets and EDRs, in bearer form, are designed for use in European securities markets.

OPTIONS, FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

     The Fund may engage in transactions in options, futures contracts and options on futures contracts. Set forth below is certain additional information regarding options, futures contracts and options on futures contracts. See Prospectus for further information.

SELLING CALL AND PUT OPTIONS

     Purpose. The principal reason for selling options is to obtain, through receipt of premiums, a greater current return or total return than would be realized on the underlying securities alone.

     Selling Options. The purchaser of a call option pays a premium to the seller (i.e., the writer) for the right to buy the underlying security from the writer at a specified price during a certain period. The Fund sells call options either on a covered basis or for cross hedging purposes. A call option is covered if, at all times during the option period, the Fund would own or have the right to acquire securities of the type that it would be obligated to deliver if any outstanding option were exercised. An option is for cross-hedging purposes if it is not covered but is designed to provide a hedge against a security which the Fund owns or has the right to acquire. In such circumstances, the Fund collateralizes the option by maintaining in a segregated account with the Fund's Custodian, cash, cash equivalents or high quality, liquid debt securities in an amount not less than the market value of the underlying security, marked to market daily, while the option is outstanding.

     The purchaser of a put option pays a premium to the seller (i.e., the writer) for the right to sell the underlying security to the writer at a specified price during a certain period. The Fund sells put options only on a secured basis, which means that, at all times during the option period, the Fund would maintain in a segregated account with its Custodian cash, cash equivalents or high quality, liquid debt securities in an amount of not less than the exercise price of the option, or would hold a put on the same underlying security at an equal or greater exercise price.

     Closing Purchase Transactions and Offsetting Transactions. In order to terminate its position as a seller of a call or put option, the Fund could enter into a "closing purchase transaction," which is the purchase of a call (put) on the same underlying security and having the same exercise price and expiration date as the call (put) previously written by the Fund. The Fund would realize a gain (loss) if the premium plus commission paid in the closing purchase transaction is less (greater) than the premium it received on the sale of the option. The Fund would also realize a gain if an option it has written lapses unexercised.

     The Fund could sell options that are listed on an exchange as well as options which are privately negotiated in over-the-counter transactions. The Fund could close out its position as seller of an option only if a liquid secondary market exists for options of that series, but there is no assurance that such a market will exist, particularly in the case of over-the-counter options, since they can be closed out only with the other party to the transaction. Alternatively, the Fund could purchase an offsetting option, which would not close out its position as a seller, but would provide an asset of equal value to its obligation under the option written. If the Fund is not able to enter into a closing purchase transaction or to purchase an offsetting option with respect to an option it has written, it will be required to maintain the securities subject to the call or the collateral underlying the put until a closing purchase transaction can be entered into (or the option is exercised or expires), even though it might not be advantageous to do so.

     The exercise price of call options may be below ("in-the-money"), equal to ("at-the-money"), or above ("out-of-the-money") the current market value of the underlying securities or futures contracts at the time the options are written. The converse applies to put options.

     Risks of Selling Options. By selling a call option, the Fund loses the potential for gain on the underlying security above the exercise price while the option is outstanding; by selling a put option the Fund might become obligated to purchase the underlying security at an exercise price that exceeds the then current market price.

PURCHASING CALL AND PUT OPTIONS

     The Fund could purchase call options to protect (i.e., hedge) against anticipated increases in the prices of securities it wishes to acquire. In addition, the Fund may purchase call options for capital appreciation. Since the premium paid for a call option is typically a small fraction of the price of the underlying security, a given amount of funds will purchase call options covering a much larger quantity of such security than could be purchased directly. By purchasing call options, the Fund could benefit from any significant increase in the price of the underlying security to a greater extent than had it invested the same amount in the security directly. However, because of the very high volatility of option premiums, the Fund would bear a significant risk of losing the entire premium if the price of the underlying security did not rise sufficiently, or if it did not do so before the option expired.

     Conversely, put options could be purchased to protect (i.e., hedge) against anticipated declines in the market value of either specific portfolio securities or of the Fund's assets generally. In addition, the Fund may purchase put options for capital appreciation in anticipation of a price decline in the underlying security and a corresponding increase in the value of the put option. The purchase of put options for capital appreciation involves the same significant risk of loss as described above for call options.

     In any case, the purchase of options for capital appreciation would increase the Fund's volatility by increasing the impact of changes in the market price of the underlying securities on the Fund's net asset value.

OPTIONS ON STOCK INDEXES

     Options on stock indexes are similar to options on stock, but the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive an amount of cash upon exercise of the option. Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received will be the difference between the closing price of the index and the exercise price of the option, multiplied by a specified dollar multiple. The seller of the option is obligated, in return for the premium received, to make delivery of this amount.

     Some stock index options are based on a broad market index such as the Standard & Poor's 500 or the New York Stock Exchange Composite Index, or a narrower index such as the Standard & Poor's 100. Indexes are also based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. A stock index fluctuates with changes in the market values of the stocks included in the index. Options are currently traded on The Chicago Board Options Exchange, the American Stock Exchange and other exchanges. The Fund may sell or purchase options which are listed on an exchange as well as options which are traded over-the-counter.

     Gain or loss to the Fund on transactions in stock index options will depend on price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements of individual securities. As with stock options, the Fund may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange, or it may let the option expire unexercised.

RISK FACTORS APPLICABLE TO OPTIONS ON U.S. GOVERNMENT SECURITIES

     Treasury Bonds and Notes. Because trading interest in options written on Treasury bonds and notes tends to center on the most recently auctioned issues, the Exchanges will not continue indefinitely to introduce options with new expirations to replace expiring options on particular issues. Instead, the expirations introduced at the commencement of options trading on a particular issue will be allowed to run their course, with the possible addition of a limited number of new expirations as the original ones expire. Options trading on each issue of bonds or notes will thus be phased out as new options are listed on more recent issues, and options representing a full range of expirations will not ordinarily be available for every issue on which options are traded.

     Treasury Bills. Because the deliverable Treasury bill changes from week to week, sellers of Treasury bill calls cannot provide in advance for their potential exercise settlement obligations by acquiring and holding the underlying security. However, if the Fund holds a long position in Treasury bills with a principal amount of the securities deliverable upon exercise of the option, the position may be hedged from a risk standpoint by the writing of a call option. For so long as the call option is outstanding, the Fund will hold the Treasury bills in a segregated account with its Custodian so that it will be treated as being covered.

     Mortgage-Related Securities. The following special considerations will be applicable to options on mortgage-related securities. Currently such options are only traded over-the-counter. Since the remaining principal balance of a mortgage-related security declines each month as a result of mortgage payments, the Fund as a seller of a mortgage-related call holding mortgage-related securities as "cover" to satisfy its delivery obligation in the event of exercise may find that the mortgage-related securities it holds no longer have a sufficient remaining principal balance for this purpose. Should this occur, the Fund will purchase additional mortgage-related securities from the same pool (if obtainable) or replacement mortgage-related securities in the cash market in order to maintain its cover. A mortgage-related security held by the Portfolio to cover an option position in any but the nearest expiration month may cease to represent cover for the option in the event of a decline in the coupon rate at which new pools are originated under the FHA/VA loan ceiling in effect at any given time. If this should occur, the Fund will no longer be covered, and the Fund will either enter into a closing purchase transaction or replace such mortgage-related security with a mortgage-related security which represents cover. When the Fund closes its position or replaces such mortgage-related security, it may realize an unanticipated loss and incur transaction costs.

FOREIGN CURRENCY OPTIONS


     The Fund may purchase put and call options on foreign currencies to reduce the risk of currency exchange fluctuation. Premiums paid for such put and call options will be limited to no more than five percent of the Fund's net assets at any given time. Options on foreign currencies operate similarly to options on securities, and are traded primarily in the over-the-counter market, although options on foreign currencies are traded on United States and foreign exchanges. Exchange-traded options are expected to be purchased by the Fund from time to time and over-the-counter options may also be purchased, but only when the Adviser believes that a liquid secondary market exists for such options, although there can be no assurance that a liquid secondary market will exist for a particular option at any specific time. Options on foreign currencies are affected by all of those factors which influence foreign exchange rates and investment generally. See "Investment Practices -- Using Options, Futures Contracts and Options on Futures Contracts" in the Prospectus.


     The value of a foreign currency option is dependent upon the value of the underlying foreign currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and has no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market (conducted directly between currency traders, usually large commercial banks, and their customers) involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

     There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

FUTURES CONTRACTS

     The Fund may engage in transactions involving futures contracts and related options in accordance with rules and interpretations of the Commodity Futures Trading Commission ("CFTC") under which the Fund is exempt from registration as a "commodity pool."

     Types of Contracts. An interest rate futures contract is an agreement pursuant to which a party agrees to take or make delivery of a specified debt security (such as U.S. Treasury bonds, U.S. Treasury notes, U.S. Treasury bills and GNMA Certificates) at a specified future time and at a specified price. Interest rate futures contracts also include cash settlement contracts based upon a specified interest rate such as the London interbank offering rate for dollar deposits, LIBOR.

     A stock index futures contract is an agreement pursuant to which a party agrees to take or make delivery of cash equal to a specified dollar amount times the difference between the stock index value at a specified time and the price at which the futures contract is originally struck. No physical delivery of the underlying stocks in the index is made.

     The Fund may also invest in foreign stock index futures traded outside the United States. Such foreign stock index futures include the Nikkei Index of 225 Japanese stocks traded on the Singapore International Monetary Exchange ("Nikkei Index"), Osaka Index of 50 Japanese stocks traded on the Osaka Exchange, Financial Times Stock Exchange Index of the 100 largest stocks on the London Stock Exchange, the All Ordinaries Share Price Index of 307 stocks on the Sydney, Melbourne Exchanges, Hang Seng Index of 33 stocks on the Hong Kong Stock Exchange, Barclays Share Price Index of 40 stocks on the New Zealand Stock Exchange and Toronto Index of 35 stocks on the Toronto Stock Exchange. Futures and futures options on the Nikkei Index are traded on the Chicago Mercantile Exchange and United States commodity exchanges may develop futures and futures options on other indices of foreign securities. Futures and options on United States devised index of foreign stocks are also being developed. Investments in securities of foreign entities and securities denominated in foreign currencies involve risks not typically involved in domestic investment, including fluctuations in foreign exchange rates, future foreign political and economic developments, and the possible imposition of exchange controls or other foreign or United States governmental laws or restrictions applicable to such investments.

     Initial and Variation Margin. In contrast to the purchase or sale of a security, no price is paid or received upon the purchase or sale of a futures contract. Initially, the Fund is required to deposit with its Custodian in an account in the broker's name an amount of cash, cash equivalents or liquid high grade debt securities equal to a percentage (which will normally range between two and ten percent) of the contract amount. This amount is known as initial margin. The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transaction. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract, which is returned to the Fund upon termination of the futures contract and satisfaction of its contractual obligations. Subsequent payments to and from the broker, called variation margin, are made on a daily basis as the price of the underlying securities or index fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as marking to market.

     For example, when the Fund purchases a futures contract and the price of the underlying security or index rises, that position increases in value, and the Fund receives from the broker a variation margin payment equal to that increase in value. Conversely, where the Fund purchases a futures contract and the value of the underlying security or index declines, the position is less valuable, and the Fund is required to make a variation margin payment to the broker.

     At any time prior to expiration of the futures contract, the Fund may elect to terminate the position by taking an opposite position. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund and the Fund realizes a loss or a gain.

     Futures Strategies. When the Fund anticipates a significant market or market sector advance, the purchase of a futures contract affords a hedge against not participating in the advance at a time when the Fund is not fully invested ("anticipatory hedge"). Such purchase of a futures contract serves as a temporary substitute for the purchase of individual securities, which may be purchased in an orderly fashion once the market has stabilized. As individual securities are purchased, an equivalent amount of futures contracts could be terminated by offsetting sales. The Fund may sell futures contracts in anticipation of or in a general market or market sector decline that may adversely affect the market value of the Fund's securities ("defensive hedge"). To the extent that the Fund's portfolio of securities changes in value in correlation with the underlying security or index, the sale of futures contracts substantially reduces the risk to the Fund of a market decline and, by so doing, provides an alternative to the liquidation of securities positions in the Fund with attendant transaction costs. Ordinarily commissions on futures transactions are lower than transaction costs incurred in the purchase and sale of securities.

     In the event of the bankruptcy of a broker through which the Fund engages in transactions in options, futures or related options, the Fund could experience delays and/or losses in liquidating open positions purchased and/or incur a loss of all or part of its margin deposits with the broker. Transactions are entered into by the Fund only with brokers or financial institutions deemed creditworthy by the Adviser.

     Special Risks Associated with Futures Transactions. There are several risks connected with the use of futures contracts as a hedging device. These include the risk of imperfect correlation between movements in the price of the futures contracts and of the underlying securities, currency or index the risk of market distortion, the illiquidity risk and the risk of error in anticipating price movement.

     There may be an imperfect correlation (or no correlation) between movements in the price of the futures contracts and of the securities being hedged. The risk of imperfect correlation increases as the composition of the securities being hedged diverges from the securities, currency or index upon which the futures contract is based. If the price of the futures contract moves less than the price of the securities being hedged, the hedge will not be fully effective. To compensate for this imperfect correlation, the Fund could buy or sell futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the historical volatility of the securities being hedged is greater than the historical volatility of the securities, currency or index underlying the futures contract. Conversely, the Fund could buy or sell futures contracts in a lesser dollar amount than the dollar amount of the securities being hedged if the historical volatility of the securities being hedged is less than the historical volatility of the securities, currency or index underlying the futures contract. It is also possible that the value of futures contracts held by the Fund could decline at the same time as portfolio securities being hedged; if this occurred, the Fund would lose money on the futures contract in addition to suffering a decline in value in the portfolio securities being hedged.

     There is also the risk that the price of futures contracts may not correlate perfectly with movements in the securities, currency or index underlying the futures contract due to certain market distortions. First, all participants in the futures market are subject to margin depository and maintenance requirements. Rather than meet additional margin depositary requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the futures market and the securities or index underlying the futures contract. Second, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the futures markets may cause temporary price distortions. Due to the possibility of price distortion in the futures markets and because of the imperfect correlation between movements in futures contracts and movements in the securities underlying them, a correct forecast of general market trends by the Adviser may still not result in a successful hedging transaction judged over a very short time frame.

     There is also the risk that futures markets may not be sufficiently liquid. Futures contracts may be closed out only on an exchange or board of trade that provides a market for such futures contracts. Although the Fund intends to purchase or sell futures only on exchanges and boards of trade where there appears to be an active secondary market, there can be no assurance that an active secondary market will exist for any particular contract or at any particular time. In the event of such illiquidity, it might not be possible to close a futures position and, in the event of adverse price movement, the Fund would continue to be required to make daily payments of variation margin. Since the securities being hedged would not be sold until the related futures contract is sold, an increase, if any, in the price of the securities may to some extent offset losses on the related futures contract. In such event, the Fund would lose the benefit of the appreciation in value of the securities.

     Successful use of futures is also subject to the Adviser's ability correctly to predict the direction of movements in the market. For example, if the Fund hedges against a decline in the market, and market prices instead advance, the Fund will lose part or all of the benefit of the increase in value of its securities holdings because it will have offsetting losses in futures contracts. In such cases, if the Fund has insufficient cash, it may have to sell portfolio securities at a time when it is disadvantageous to do so in order to meet the daily variation margin.

     CFTC regulations require, among other things, (i) that futures and related options be used solely for bona fide hedging purposes (or meet certain conditions as specified in CFTC regulations) and (ii) that the Fund not enter into futures and related options for which the aggregate initial margin and premiums exceed five percent of the fair market value of the Fund's assets. In order to prevent leverage in connection with the purchase of futures contracts by the Fund, an amount of cash, cash equivalents or liquid high grade debt securities equal to the market value of the obligation under the futures contracts (less any related margin deposits) will be maintained in a segregated account with the Custodian.

     Additional Risks to Options and Futures Transactions. Each of the United States exchanges has established limitations governing the maximum number of call or put options on the same underlying security or futures contract (whether or not covered) which may be sold by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). Option positions of all investment companies advised by the Adviser are combined for purposes of these limits. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. These position limits may restrict the number of listed options which the Fund may write.

     Although the Fund intends to enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist for the contracts at any particular time. Most U.S. futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. It is possible that futures contract prices would move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. In such event, and in the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may partially or completely offset losses on the futures contract. However, there is no guarantee that the price of the securities being hedged will, in fact, correlate with the price movements in a futures contract and thus provide an offset to losses on the futures contract. Option on futures contracts to be sold or purchased by the Fund will be traded on United States or foreign exchange or over-the-counter.

OPTIONS ON FUTURES CONTRACTS

     The Fund could also purchase and sell options on futures contracts. Options on futures contracts to be sold or purchased by the Fund will be traded on United States or foreign exchanges or over-the-counter. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), at a specified exercise price at any time during the option period. As a writer of an option on a futures contract, the Fund is subject to initial margin and maintenance requirements similar to those applicable to futures contracts. In addition, net option premiums received by the Fund are required to be included as initial margin deposits. When an option on a futures contract is exercised, delivery of the futures position is accompanied by cash representing the difference between the current market price of the futures contract and the exercise price of the option. The Fund could purchase put options on futures contracts in lieu of, and for the same purposes as, the sale of a futures contract; at the same time, it could sell put options at a lower strike price (a "put bear spread") to offset part of the cost of the strategy to the Fund. The purchase of call options on futures contracts is intended to serve the same purpose as the actual purchase of the futures contract.

     Risks of Transactions in Options on Futures Contracts. In addition to the risks described above which apply to all options transactions, there are several special risks relating to options on futures. The Adviser will not purchase options on futures on any exchange unless, in the Adviser's opinion, a liquid secondary exchange market for such options exists. Compared to the use of futures, the purchase of options on futures involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However there may be circumstances, such as when there is no movement in the level of the index or in the price of the underlying security, when the use of an option on a future would result in a loss to the Fund when the use of a future would not.

ADDITIONAL RISKS OF OPTIONS ON FUTURES CONTRACTS, FORWARD CONTRACTS AND OPTIONS ON FOREIGN CURRENCIES

     Unlike transactions entered into by the Fund in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the Securities and Exchange Commission ("SEC"). To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. Similarly, options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could, therefore, continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option seller and a trader of forward contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

     Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

     The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions, on exercise.

     In addition, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

FORWARD COMMITMENTS

     Relative to a Forward Commitment purchase, the Fund maintains a segregated account (which is marked to market daily) of cash, cash equivalents, liquid high grade debt securities or U.S. Government securities (which may have maturities which are longer than the term of the Forward Commitment) with the Fund's custodian in an aggregate amount equal to the amount of its commitment as long as the obligation to purchase continues. Since the market value of both the securities or currency subject to the Forward Commitment and the securities or currency held in the segregated account may fluctuate, the use of Forward Commitments may magnify the impact of interest rate changes on the Fund's net asset value.

     A Forward Commitment sale is covered if the Fund owns or has the right to acquire the underlying securities or currency subject to the Forward Commitment. A Forward Commitment sale is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in value of a security or currency which the Fund owns or has the right to acquire. In either circumstance, the Fund maintains in a segregated account (which is marked to market daily) either the security or currency covered by the Forward Commitment or cash, cash equivalents, liquid high grade debt securities or U.S. Government securities (which may have maturities which are longer than the term of the Forward Commitment) with the Fund's custodian in an aggregate amount equal to the amount of its commitment as long as the obligation to sell continues. By entering into a Forward Commitment sale transaction, the Fund forgoes or reduces the potential for both gain and loss in the security which is being hedged by the Forward Commitment sale. See the Prospectus for further information.

REPURCHASE AGREEMENTS


     The Fund may enter into repurchase agreements with domestic or foreign banks or broker-dealers deemed to be creditworthy by the Adviser under guidelines approved by the Trustees. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires ownership of a debt security and the seller agrees to repurchase the obligation at a future time and set price, usually not more than seven days from the date of purchase, thereby determining the yield during the purchaser's holding period. Repurchase agreements are fully collateralized by the underlying debt securities and are considered to be loans under the Investment Company Act of 1940, as amended ("1940 Act"). The Fund pays for such securities only upon physical delivery or evidence of book entry transfer to the account of a custodian or bank acting as agent. The seller under a repurchase agreement will be required to maintain the value of the underlying securities marked to market daily at not less than the repurchase price. The underlying securities (normally securities of the U.S. Government, or its agencies and instrumentalities), may have maturity dates exceeding one year. The Fund does not bear the risk of a decline in value of the underlying securities unless the seller defaults under its repurchase obligation. See "Investment Practices -- Repurchase Agreements" in the Prospectus for further information.


INVESTMENT RESTRICTIONS


     The Fund has adopted the following restrictions which may not be changed without the approval of the holders of a majority of the outstanding shares of the Fund. Such majority is defined by the 1940 Act as the lesser of (i) 67% or more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (ii) more than 50% of the Fund's outstanding voting securities. The percentage limitations need only be met at the time the investment is made or after relevant action is taken. In addition to the fundamental investment restrictions set forth in the Prospectus, the Fund is subject to the restrictions set forth below.

The Fund shall not:

     1. Engage in the underwriting of securities of other issuers, except that the Fund may sell an investment position even though it may be deemed to be an underwriter under the federal securities laws.

     2. With respect to 75% of its total assets, invest more than five percent of its assets in the securities of any one issuer (except the U.S. Government, its agencies and instrumentalities and repurchase agreements secured thereby) or purchase more than ten percent of the outstanding voting securities of any one issuer. Neither limitation shall apply to the acquisition of shares of other open-end investment companies to the extent permitted by rule or order of the SEC exempting the Fund from the limitations imposed by Section 12(d)(1) of the 1940 Act.

     3. Borrow money except temporarily from banks to facilitate payment of redemption requests and then only in amounts not exceeding 33 1/3% of its net assets, or pledge more than ten percent of its net assets in connection with permissible borrowings or purchase additional securities when money borrowed exceeds five percent of its net assets. Margin deposits or payments in connection with the writing of options, or in connection with the purchase or sale of forward contracts, futures, foreign currency futures and related options, are not deemed to be a pledge or other encumbrance.

     4. Lend money or securities except by the purchase of a portion of an issue of bonds, debentures or other obligations of types commonly distributed to institutional investors publicly or privately (in the latter case the investment will be subject to the stated limits on investments in "restricted securities"), and except by the purchase of securities subject to repurchase agreements.

     5. Buy or sell real estate including real estate limited partnerships, provided that the foregoing prohibition does not apply to a purchase and sale of (i) securities which are secured by real estate, (ii) securities representing interests in real estate, and (iii) securities of companies operating in the real estate industry, including real estate investment trusts. The Fund may hold and sell real estate acquired as a result of the ownership of its securities.

     6. Invest in commodities or commodity contracts, except that the Fund may enter into transactions in options, futures contracts or related options including foreign currency futures contracts and related options and forward contracts.

     7. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the Fund from (i) making and collateralizing any permitted borrowings, (ii) making any permitted loans of its portfolio securities or (iii) entering into repurchase agreements, utilizing options, futures contracts, options on futures contracts, forward contracts, forward commitments and other investment strategies and instruments that would be considered "senior securities" but for the maintenance by the Fund of a segregated account with its custodian or some other form of "cover."

     8. Concentrate its investment in any one industry, except that the Fund will invest more than 25% of its total assets in the real estate industry. This limitation excludes shares of other open-end investment companies owned by the Fund but includes the Fund's pro rata portion of the securities and other assets owned by any such company.

     9. Write, purchase or sell puts, calls or combinations thereof, except that the Fund may (a) write covered or fully collateralized call options, write secured put options, and enter into closing or offsetting purchase transactions with respect to such options, (b) purchase and sell options to the extent that the premiums paid for all such options owned at any time do not exceed ten percent of its total assets and (c) engage in transactions in futures contracts and related options transactions provided that such transactions are entered into for bona fide hedging purposes (or meet certain conditions as specified in CFTC regulations), and provided further that the aggregate initial margin and premiums do not exceed five percent of the fair market value of the Fund's total assets.

    10. The Fund may not make short sales of securities, unless at the time of the sale it owns or has the right to acquire an equal amount of such securities; provided that this prohibition does not apply to the writing of options or the sale of forward contracts, futures, foreign currency futures or related options.

     In addition to the foregoing fundamental policies which may not be changed without shareholder approval, the Fund is subject to the following policies which may be amended by the Trust's Trustees and which apply at the time of purchase of portfolio securities.

     1. The Fund may not make investments for the purpose of exercising control or management although the Fund retains the right to vote securities held by it.

     2. The Fund may not purchase securities on margin but the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities. The deposit or payment by the Fund of initial or maintenance margin in connection with forward contracts, futures, foreign currency futures or related options is not considered the purchase of a security on margin.

     3. The Fund may not invest in the securities of other open-end investment companies, or invest in the securities of closed-end investment companies except through purchase in the open market in a transaction involving no commission or profit to a sponsor or dealer (other than the customary broker's commission) or as part of a merger, consolidation or other acquisition except to acquire shares of other open-end investment companies to the extent permitted by rule or order of the SEC exempting the Fund from the limitations imposed by Section 12(d)(1) of the 1940 Act.

     4. The Fund may not invest more than five percent of its net assets in warrants or rights valued at the lower of cost or market, nor more than two percent of its net assets in warrants or rights (valued on such basis) which are not listed on the New York or American Stock Exchanges. Warrants or rights acquired in units or attached to other securities are not subject to the foregoing limitation.

     5. The Fund may not invest in securities of any company if any officer or Trustee of the Trust or of the Adviser owns more than one-half of one percent of the outstanding securities of such company, and such officers and Trustees who own more than one-half of one percent own in the aggregate more than five percent of the outstanding securities of such issuer.

     6. The Fund may not invest in interests in oil, gas, or other mineral exploration or development programs or invest in oil, gas, or mineral leases, except that the Fund may acquire securities of public companies which themselves are engaged in such activities.

     7. The Fund may not invest more than five percent of its total assets in securities of unseasoned issuers which have been in operation directly or through predecessors for less than three years, provided, however, that this limitation excludes shares of other open-end investment companies owned by the Fund but includes the Trust's pro rata portion of the securities and other assets owned by any such company.

     8. The Fund may not purchase or otherwise acquire any security if, as a result, more than fifteen percent of its net assets (taken at current value) would be invested in securities that are illiquid by virtue of the absence of a readily available market. This policy does not apply to restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 which the Trustees or the Adviser under approved guidelines, may determine are liquid nor does it apply to other securities for which, notwithstanding legal or contractual restrictions on resale, a liquid market exists.

     The Fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and restrictions as the Fund.

TRUSTEES AND EXECUTIVE OFFICERS

     The Trust's Trustees and Executive Officers and their principal occupations during the past five years are listed below.

                                    TRUSTEES

                                                     PRINCIPAL OCCUPATIONS OR
       NAME, ADDRESS AND AGE                        EMPLOYMENT IN PAST 5 YEARS
       ---------------------                        --------------------------
J. Miles Branagan..................  Co-founder, Chairman, Chief Executive Officer and
Strafford Hall                       President of MDT Corporation, a company which develops,
Suite 200                            manufactures, markets and services medical and
1009 Slater Road                     scientific equipment. A Trustee of each of the Van
Harrisville, NC 27560                Kampen American Capital Funds.
  Age: 63

Philip P. Gaughan..................  Prior to February, 1989, Managing Director and Manager
9615 Torresdale Avenue               of Municipal Bond Department, W. H. Newbold's Sons & Co.
Philadelphia, PA 19114               A Trustee of each of the Van Kampen American Capital
  Age: 67                            Funds.

Linda Hutton Heagy.................  Managing Partner, Paul Ray Berndston, an executive
10 South Riverside Plaza             recruiting and management consulting firm. Formerly,
Suite 720                            Executive Vice President of ABN AMRO, N.A., a Dutch bank
Chicago, IL 60606                    holding company. Prior to 1992, Executive Vice President
  Age: 46                            of LaSalle National Bank. A Trustee of each of the Van
                                     Kampen American Capital Funds.

Roger Hilsman......................  Professor of Government and International Affairs
251-1 Hamburg Cove                   Emeritus, Columbia University. A Trustee of each of the
Lyme, CT 06371                       Van Kampen American Capital Funds.
  Age: 75

R. Craig Kennedy...................  President and Director, German Marshall Fund of the
1341 E. 50th Street                  United States. Formerly, advisor to the Dennis Trading
Chicago, IL 60615                    Group Inc. Prior to 1992, President and Chief Executive
  Age: 43                            Officer, Director and member of the Investment Committee
                                     of the Joyce Foundation, a private foundation. A Trustee
                                     of each of the Van Kampen American Capital Funds.

Donald C. Miller...................  Prior to 1992, Director of Royal Group, Inc., a company
415 North Adams                      in insurance related businesses. Formerly Vice Chairman
Hinsdale, IL 60521                   and Director of Continental Illinois National Bank and
  Age: 75                            Trust Company of Chicago and Continental Illinois
                                     Corporation. A Trustee of each of the Van Kampen
                                     American Capital Funds and Chairman of each Van Kampen
                                     American Capital Fund advised by Van Kampen American
                                     Capital Investment Advisory Corp.

Jack E. Nelson.....................  President of Nelson Investment Planning Services, Inc.,
423 Country Club Drive               a financial planning company and registered investment
Winter Park, FL 32789                adviser. President of Nelson Investment Brokerage
  Age: 59                            Services Inc., a member of the National Association of
                                     Securities Dealers, Inc. ("NASD") and Securities
                                     Investors Protection Corp. A Trustee of each of the Van
                                     Kampen American Capital Funds.

                                                     PRINCIPAL OCCUPATIONS OR
       NAME, ADDRESS AND AGE                        EMPLOYMENT IN PAST 5 YEARS
       ---------------------                        --------------------------
Don G. Powell*.....................  President, Chief Executive Officer and a Director of
2800 Post Oak Blvd.                  VK/AC Holding, Inc. and Van Kampen American Capital and
Houston, TX 77056                    Chairman, Chief Executive Officer and a Director of the
  Age: 55                            Distributor, and the Adviser. Director and Executive
                                     Vice President of ACCESS, Van Kampen American Capital
                                     Services, Inc. and Van Kampen American Capital Trust
                                     Company. Director, Trustee or Managing General Partner
                                     of each of the Van Kampen American Capital Funds and
                                     other open-end investment companies and closed-end
                                     investment companies advised by the Adviser and its
                                     affiliates.

David Rees.........................  Contributing Columnist and, prior to 1995, Senior Editor
1601 Country Club Drive              of Los Angeles Business Journal. A Director of Source
Glendale, CA 91208                   Capital, Inc., an investment company unaffiliated with
  Age: 71                            Van Kampen American Capital; a Director and the Second
                                     Vice President of International Institute of Los
                                     Angeles. A Trustee of each of the Van Kampen American
                                     Capital Funds.

Jerome L. Robinson.................  President of Robinson Technical Products Corporation, a
115 River Road                       manufacturer and processor of welding alloys, supplies
Edgewater, NJ 07020                  and equipment. Director of Pacesetter Software, a
  Age: 72                            software programming company specializing in white
                                     collar productivity. Director of Panasia Bank. A Trustee
                                     of each of the Van Kampen American Capital Funds.

Lawrence J. Sheehan*...............  Of Counsel to and formerly Partner (from 1969 to 1994)
1999 Avenue of the Stars             of the law firm of O'Melveny & Myers, legal counsel to
Suite 700                            the Fund. Director, FPA Capital Fund, Inc.; FPA New
Los Angeles, CA 90067                Income Fund, Inc.; FPA Perennial Fund, Inc.; Source
  Age: 63                            Capital, Inc.; and TCW Convertible Security Fund, Inc.,
                                     investment companies unaffiliated with Van Kampen
                                     American Capital. A Trustee of each of the Van Kampen
                                     American Capital Funds.

Fernando Sisto.....................  George M. Bond Chaired Professor and, prior to 1995,
Stevens Institute                    Dean of Graduate School and Chairman, Department of
  of Technology                      Mechanical Engineering, Stevens Institute of Technology.
Castle Point Station                 Director of Dynalysis of Princeton, a firm engaged in
Hoboken, NJ 07030                    engineering research. A Trustee of each of the Van
  Age: 71                            Kampen American Capital Funds and Chairman of the Van
                                     Kampen American Capital Funds advised by the Adviser.

Wayne W. Whalen*...................  Partner in the law firm of Skadden, Arps, Slate, Meagher
333 West Wacker Drive                & Flom, legal counsel to certain of the Van Kampen
Chicago, IL 60606                    American Capital Funds. A Trustee of each of the Van
  Age: 55                            Kampen American Capital Funds. He also is a Trustee of
                                     the Van Kampen Merritt Series Trust and closed-end
                                     investment companies advised by an affiliate of the
                                     Adviser.

                                                     PRINCIPAL OCCUPATIONS OR
       NAME, ADDRESS AND AGE                        EMPLOYMENT IN PAST 5 YEARS
       ---------------------                        --------------------------
William S. Woodside................  Vice Chairman of the Board of LSG Sky Chefs, Inc., a
712 Fifth Avenue                     caterer of airline food. Formerly, Director of Primerica
40th Floor                           Corporation (currently know as The Traver's Inc.).
New York, NY 10019                   Formerly, Director of James River Corporation, a
  Age: 73                            producer of paper products. Trustee, and former
                                     President of Whitney Museum of American Art. Formerly,
                                     Chairman of Institute for Educational Leadership, Inc.,
                                     Board of Visitors, Graduate School of The City
                                     University of New York, Academy of Political Science.
                                     Trustee of Committee for Economic Development. Director
                                     of Public Education Fund Network, Fund for New York City
                                     Public Education. Trustee of Barnard College. Member of
                                     Dean's Council, Harvard School of Public Health. Member
                                     of Mental Health Task Force, Carter Center. A Trustee of
                                     each of the Van Kampen American Capital Funds.

---------------

* Such Trustees are "interested persons" (within the meaning of Section 2(a)19 of the 1940 Act). Mr. Powell is an interested person of the Adviser and the Trust by reason of his position with the Adviser. Mr. Sheehan and Mr. Whalen are interested persons of the Adviser and the Fund by reason of their firms having acted as legal counsel to the Adviser or an affiliate thereof.

     The Trust's officers other than Messrs. McDonnell and Nyberg are located 2800 Post Oak Blvd., Houston, TX 77056. Messrs. McDonnell and Nyberg are located at One Parkview Plaza, Oakbrook Terrace, IL 60181.

                                    OFFICERS

                               POSITIONS AND                 PRINCIPAL OCCUPATIONS
      NAME AND AGE           OFFICES WITH FUND                DURING PAST 5 YEARS
      ------------           -----------------               ---------------------
B. Robert Baker..........  Vice President         Associate Portfolio Manager of the Adviser.
  Age: 41                                         Formerly, Vice President -- Portfolio
                                                  Manager, Variable Annuity Life Insurance
                                                  Company.

Nori L. Gabert...........  Vice President and     Vice President, Associate General Counsel
  Age: 42                  Secretary              and Corporate Secretary of the Adviser.

Gary M. Lewis............  Vice President         Vice President of the Adviser.
  Age: 42

Tanya M. Loden...........  Vice President and     Vice President and Controller of most of the
  Age: 35                  Controller             investment companies advised by the Adviser,
                                                  formerly Tax Manager/Assistant Controller.

Dennis J. McDonnell......  Vice President         President, Chief Operating Officer and a
  Age: 53                                         Director of the Adviser, Director of VK/AC
                                                  Holding, Inc. and Van Kampen American
                                                  Capital.

Curtis W. Morell.........  Vice President and     Vice President and Treasurer of most of the
  Age: 49                  Treasurer              investment companies advised by the Adviser.

Jeff New.................  Vice President         Portfolio Manager of the Adviser.
  Age: 38

                               POSITIONS AND                 PRINCIPAL OCCUPATIONS
      NAME AND AGE           OFFICES WITH FUND                DURING PAST 5 YEARS
      ------------           -----------------               ---------------------
Ronald A. Nyberg.........  Vice President         Executive Vice President, General Counsel
  Age: 42                                         and Secretary of Van Kampen American
                                                  Capital, Executive Vice President and a
                                                  Director of the Distributor, Executive Vice
                                                  President of the Adviser. Director of ICI
                                                  Mutual Insurance Co., a provider of
                                                  insurance to members of the Investment Com-
                                                  pany Institute.
Robert Peck..............  Vice President         Senior Vice President of the Adviser.
  Age: 48
John R. Reynoldson.......  Vice President         Senior Vice President of the Adviser.
  Age: 42
Alan T. Sachtleben.......  Vice President         Executive Vice President and Director of the
  Age: 53                                         Adviser. Executive Vice President of VK/AC
                                                  Holding, Inc. and VKAC.
Walter W. Stabell III....  Vice President         Associate Portfolio Manager of the Adviser.
  Age: 36
David Troth..............  Vice President         Senior Vice President of the Adviser.
  Age: 61
J. David Wise............  Vice President and     Vice President, Associate General Counsel
  Age: 51                  Assistant Secretary    and Assistant Corporate Secretary of the
                                                  Adviser.
Paul R. Wolkenberg.......  Vice President         Senior Vice President of the Adviser.
  Age: 50                                         President, Chief Operating Officer and
                                                  Director of Van Kampen American Capital
                                                  Services, Inc. Executive Vice President,
                                                  Chief Operating Officer and Director of Van
                                                  Kampen American Capital Trust Company.
                                                  Executive Vice President and Director of
                                                  ACCESS.


     The Trustees and officers of the Trust as a group do not own any outstanding shares of the Trust because such shares are sold only to separate accounts (the "Accounts") of various insurance companies to fund the benefits of variable annuity or variable life insurance policies (the "Contracts"). Only Messrs. Branagan, Caruso, Hilsman, Powell, Rees, Sheehan, Sisto and Woodside served as Trustees of the Trust during its last fiscal year. Effective September 7, 1995, Ms. Heagy commenced service as a Trustee of the Fund and Dr. Caruso ceased serving as a Trustee of the Trust.


     The Fund has not paid any compensation to the Trustees as of the date hereof. Additional information regarding compensation paid by the Trust and the related mutual funds for which the Trustees serve as director or trustee is set forth below. The compensation shown is for the year ended December 31, 1994. Mr. Powell is not compensated for his service as a Trustee, because of his affiliation with the Adviser.

                               COMPENSATION TABLE

                                                                                 TOTAL
                                                                             COMPENSATION
                                                                            FROM REGISTRANT
                                                                               AND FUND
                                                                            COMPLEX PAID TO
      NAME OF PERSON                                                        TRUSTEES(1)(3)
      --------------                                                        ---------------
    J. Miles Branagan...................................................        $64,000
    Dr. Richard E. Caruso...............................................        $64,000
    Dr. Roger Hilsman...................................................        $66,000
    David Rees..........................................................        $64,000
    Lawrence J. Sheehan.................................................        $67,000
    Dr. Fernando Sisto..................................................        $82,000
    William S. Woodside(2)..............................................        $18,000

---------------
(1) Represents 29 investment company portfolios in the fund complex.

(2) Prior to October 6, 1994, Mr. Woodside's compensation was paid by the Adviser. As a result, of the amount reflected in the second column, $34,000 was paid by the Registrant and the fund complex in the aggregate.

(3) Includes the following amounts for which the various funds were reimbursed by the Adviser -- Branagan, $2,000; Caruso, $2,000; Hilsman, $1,000; Rees, $2,000; Sheehan, $2,000; Sisto, $2,000; Woodside, $1,000 (Mr. Woodside was paid $36,000 directly by the Adviser as discussed in Footnote 2 above).

     Beginning July 21, 1995, the Trust pays each trustee who is not affiliated with the Adviser, the Distributor or VKAC an annual retainer of $3,360 and a meeting fee of $100 per Board meeting plus expenses. No additional fees are paid for committee meetings or to the chairman of the board. In order to alleviate an additional expense that might be caused by the new compensation arrangement, the trustees have approved a reduction in the compensation per trustee and have agreed to an aggregate annual compensation cap with respect to the combined fund complex of $84,000 per trustee until December 31, 1996, based upon the net assets and the number of Van Kampen American Capital funds as of July 21, 1995 (except that Mr. Whalen, who is a trustee of 34 closed-end funds advised by an affiliate of the Adviser, would receive an additional $119,000 for serving as a trustee of such funds). In addition, the Adviser has agreed to reimburse the Trust through December 31, 1996 for any increase in the aggregate trustees' compensation paid by the Fund over their 1994 fiscal year aggregate compensation.

INVESTMENT ADVISORY AGREEMENTS

     The Trust the Adviser are parties to an investment advisory agreement (the "Advisory Agreement") with respect to the Fund. Under the Advisory Agreement, the Trust retains the Adviser to manage the investment of the Fund's assets and to place orders for the purchase and sale of the Fund's securities. The Adviser is responsible for obtaining and evaluating economic, statistical, and financial data and for formulating and implementing investment programs in furtherance of the Fund's investment objectives. The Adviser also furnishes at no cost to the Trust (except as noted herein) the services of sufficient executive and clerical personnel for the Trust as are necessary to prepare registration statements, prospectuses, shareholder reports, and notices and proxy solicitation materials. In addition, the Adviser furnishes at no cost to the Trust the services of a President of the Trust, one or more Vice Presidents as needed, and a Secretary. Under the Advisory Agreement, the Trust pays to the Adviser as compensation for the services rendered, facilities furnished, and expenses paid by it a fee payable monthly computed on average daily net assets of the Fund at an annual rate of 1.00% of the average daily net assets of the Portfolio.

     The Adviser has entered into an investment sub-advisory agreement dated December 20, 1994 (the "Subadvisory Agreement"), with the Subadviser to assist it in performing its investment advisory functions. The Subadviser will be primarily responsible for the following areas: (i) providing regional economic analysis of the areas in which properties owned by real estate investment trusts are located; (ii) analyzing attractiveness of the property-type within the geographic region; (iii) evaluating and assessing real estate valuation and condition of property; (iv) evaluating property managers and sponsors of real estate investment trusts; and (v) continuously reviewing and monitoring the investments in the Fund's portfolio. For its services, the Subadviser receives from the Adviser a fee at the annual rate of 50% of the compensation received by the Adviser. The Adviser and Subadviser are hereinafter sometimes referred to as the "Advisers".

     Under the Advisory Agreement, the Trust bears the cost of its accounting services, which includes maintaining its financial books and records and calculating the daily net asset value of the Fund. The costs of such accounting services include the salaries and overhead expenses of a Treasurer or other principal financial officer and the personnel operating under his direction. Charges are allocated among the investment companies advised or subadvised by the Adviser. A portion of these amounts were paid to the Adviser or its parent in reimbursement of personnel, office space, facilities and equipment costs attributable to the provision of accounting services to the Trust. The services provided by the Adviser are at cost. The Trust also pays shareholder service agency fees, custodian fees, legal and auditing fees, the costs of reports to shareholders and all other ordinary expenses not specifically assumed by the Adviser. The Advisory Agreement also provides that the Adviser shall not be liable to the company for any actions or omissions if it acted without willful misfeasance, bad faith, negligence or reckless disregard of its obligations.

     The average net asset value of the Fund for purposes of computing the advisory fee is determined by taking the average of all of the determinations of net asset value for each business day during a given calendar month. Such fee is payable for each calendar month as soon as practicable after the end of that month. The fee payable to the Adviser is reduced by any commissions, tender solicitation and other fees, brokerage or similar payments received by the Adviser or any direct or indirect majority owned subsidiary of VKAC, in connection with the purchase and sale of portfolio investments of the Fund, less any direct expenses incurred by such subsidiary of VKAC in connection with obtaining such payments. The Adviser agrees to use its best efforts to recapture tender solicitation fees and exchange offer fees for the Fund's benefit, and to advise the Trustees of the Fund of any other commissions, fees, brokerage or similar payments which may be possible under applicable laws for the Adviser or any direct or indirect majority owned subsidiary of VKAC to receive in connection with the Trust's portfolio transactions or other arrangements which may benefit the Fund.

     The Advisory Agreement with respect to the Fund may be continued from year to year if specifically approved at least annually (a)(i) by the Trust's Trustees or (ii) by vote of a majority of the Fund's outstanding voting securities and (b) by the affirmative vote of a majority of the Trustees who are not parties to the agreement or interested persons of any such party by votes cast in person at a meeting called for such purpose. The Advisory Agreement provides that it shall terminate automatically if assigned and that it may be terminated without penalty by either party on 60 days' written notice.

DISTRIBUTOR

     Van Kampen American Capital Distributors, Inc., acts as the principal underwriter of the shares of the Portfolio pursuant to a written agreement (the "Underwriting Agreement"). The Distributor's obligation is an agency or "best efforts" arrangement under which the Distributor is not obligated to sell any stated number of shares. The Underwriting Agreement is renewable from year to year if approved (a) by the Trust's Trustees or by a vote of a majority of the Fund's outstanding voting securities and (b) by the affirmative vote of a majority of Trustees who are not parties to the Underwriting Agreement or interested persons of any party, by votes cast in person at a meeting called for that purpose. The Underwriting Agreement provides that it will terminate if assigned, and that it may be terminated without penalty by either party on 60 days' written notice.

     The Distributor bears the cost of printing (but not typesetting) prospectuses used in connection with this offering and the cost and expense of supplemental sales literature, promotion and advertising and any costs of qualification of shares for sales under state blue sky laws. The Trust pays all expenses attributable to the registrations of the Fund's shares under federal law, including registration and filing fees, the cost of preparation of the prospectuses, related legal and auditing expenses, and the cost of printing prospectuses for current shareholders.

PORTFOLIO TRANSACTIONS AND BROKERAGE

     The Adviser is responsible for decisions to buy and sell securities for the Trust and for the placement of its portfolio business and the negotiation of the commissions, if any, paid on such transactions. It is the policy of the Adviser to seek the best security price available with respect to each transaction. In over-the-counter transactions, orders are placed directly with a principal market maker unless it is believed that a better price and execution can be obtained by using a broker. Except to the extent that the Trust may pay higher brokerage commissions for brokerage and research services (as described below) on a portion of its transactions executed on securities exchanges, the Adviser seeks the best security price at the most favorable commission rate. In selecting dealers and in negotiating commissions, the Adviser considers the firm's reliability, the quality of its execution services on a continuing basis and its financial condition. When more than one firm is believed to meet these criteria, preference may be given to firms which also provide research services to the Trust or the Adviser.

     Section 28(e) of the Securities Exchange Act of 1934 ("Section 28(e)") permits an investment adviser, under certain circumstances, to cause an account to pay a broker or dealer who supplies brokerage and research services, a commission for effecting a securities transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction. Brokerage and research services include (a) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts, and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody).

     Pursuant to provisions of the Advisory Agreement, the Trust's Trustees have authorized the Adviser to cause the Fund to incur brokerage commissions in an amount higher than the lowest available rate in return for research services provided to the Adviser. The Adviser is of the opinion that the continued receipt of supplemental investment research services from dealers is essential to its provision of high quality portfolio management services to the Fund. The Adviser undertakes that such higher commissions will not be paid by the Trust unless (a) the Adviser determines in good faith that the amount is reasonable in relation to the services in terms of the particular transaction or in terms of the Adviser's overall responsibilities with respect to the accounts as to which it exercises investment discretion, (b) such payment is made in compliance with the provisions of Section 28(e) and other applicable state and federal laws, and
(c) in the opinion of the Adviser, the total commissions paid by the Fund are reasonable in relation to the expected benefits to the Trust over the long term. The investment advisory fee paid by the Trust under the Advisory Agreement is not reduced as a result of the Adviser's receipt of research services.

     Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and subject to seeking best execution and such other policies as the Trustees may determine, the Adviser may consider sales of shares of the Trust and of the other Van Kampen American Capital mutual funds as a factor in the selection of dealers to execute portfolio transactions for the Fund.

     The Adviser places portfolio transactions for other advisory accounts including other investment companies. Research services furnished by firms through which the Fund effects its securities transactions may be used by the Adviser in servicing all of its accounts; not all of such services may be used by the Adviser in connection with the Trust. In the opinion of the Adviser, the benefits from research services to each of the accounts (including the Trust) managed by the Adviser cannot be measured separately. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of the lowest available rate paid by each account for brokerage and research services will vary. However, in the opinion of the Adviser, such costs to the Trust will not be disproportionate to the benefits received by the Trust on a continuing basis.

     The Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Trust and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Trust. In making such allocations among the Trust and other advisory accounts, the main factors considered by the Adviser are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and opinions of the persons responsible for recommending the investment.

DETERMINATION OF NET ASSET VALUE

     The net asset value of the shares of the Fund is computed by dividing the value of all securities held by the Fund plus other assets, less liabilities, by the number of shares outstanding. This computation is made for the Fund as of the close of business each day the New York Stock Exchange is open (currently 4:00 p.m., New York time). The New York Stock Exchange is currently closed on weekends and on the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

     Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York (i.e., a day on which the Exchange is open). In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place on all business days in Japanese markets on certain Saturdays and in various foreign markets on days which are not business days in New York and on which the Fund's net asset value is not calculated and on which the Fund does not effect sales, redemptions and repurchases of its shares. There may be significant variations in the net asset value of Fund shares on days when net asset value is not calculated and on which shareholders cannot redeem on account of changes in prices of stocks traded in foreign stock markets.

PURCHASE AND REDEMPTION OF SHARES

     The purchase of shares of the Fund is currently limited to the Accounts as explained on the cover page and in the Prospectus. Such shares are sold and redeemed at their respective net asset values as described in the Prospectus.

     Redemptions are not made on days during which the New York Stock Exchange is closed, including those holidays listed under "Determination of Net Asset Value." The right of redemption may be suspended and the payment therefor may be postponed for more than seven days during any period when (a) the New York Stock Exchange is closed for other than customary weekends or holidays; (b) trading on the New York Stock Exchange is restricted; (c) an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets; or (d) the Securities and Exchange Commission, by order, so permits.

DISTRIBUTIONS AND TAXES

     The Fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code (the "Code"). By so qualifying, the Fund will not be subject to Federal income taxes on amounts paid by it as dividends and distributions to the Account. The Fund expects to be treated as a separate entity for purposes of determining Federal tax treatment. Accordingly, in order to qualify as a "regulated investment company" at the end of each quarter of its taxable year, at least 50% of the aggregate value of the Fund's net assets must consist of cash, cash items, government securities and other securities, limited with respect to each issuer at the time of purchase to not more than five percent of the Fund's total assets. Similar but slightly different investment requirements apply to the Fund because it provides benefits under variable life insurance policies. The Trust will endeavor to ensure that the Fund's assets are so invested so that all such requirements are satisfied, but there can be no assurance that it will be successful in doing so.

     The Fund is subject to a four percent excise tax to the extent it fails to distribute to its shareholders during any calendar year at least (1) 98% of its ordinary income for the twelve months ended December 31, plus (2) 98% of its capital gains net income for the twelve months ended October 31 of such year. The Fund intends to distribute sufficient amounts to avoid liability for the excise tax.

     The Fund may qualify and may make an election permitted under Section 853 of the Code so that shareholders will be able to claim a credit or deduction on their income tax returns for, and will be required to treat as part of the amounts distributed to them, their pro rata portion of qualified taxes paid by the Fund to foreign countries (which taxes relate primarily to investment income). The shareholders of the Fund may claim a foreign tax credit by reason of the Fund's election under Section 853 of the Code subject to the certain limitations imposed by Section 904 of the Code. Also under Section 63 of the Code, no deduction for foreign taxes may be claimed by shareholders who do not itemize deductions on their Federal income tax returns, although any such shareholder may claim a credit for foreign taxes and in any event will be treated as having taxable income in respect to the shareholder's pro rata share of foreign taxes paid by the Fund. It should also be noted that a tax-exempt shareholder, like other shareholders, will be required to treat as part of the amounts distributed to it a pro rata portion of the income taxes paid by the Fund to foreign countries. However, that income will generally be exempt from United States taxation by virtue of such shareholder's tax-exempt status and such a shareholder will not be entitled to either a tax credit or a deduction with respect to such income.

     Dividends and distributions declared to shareholders of record after September 30 of any year and paid before February 1 of the following year, are considered taxable income to shareholders on the record date even though paid in the next year.

     The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. The Code and these regulations are subject to change by legislative or administrative action.

     Dividends and capital gains distributions may also be subject to state and local taxes. Shareholders are urged to consult their attorneys or tax advisors regarding specific questions as to federal, state or local taxes.

BACK-UP WITHHOLDING

     The Trust is required to withhold and remit to the United States Treasury 31% of (i) reportable taxable dividends and distributions and (ii) the proceeds of any redemptions of Fund shares with respect to any shareholder who is not exempt from withholding and who fails to furnish the Fund with a correct taxpayer identification number, who fails to report fully dividend or interest income, or who fails to certify to the Fund that he has provided a correct taxpayer identification number and the he is not subject to withholding. (An individual's taxpayer identification number is his social security number.) The 31% "Back-up withholding tax" is not an additional tax and may be credited against a taxpayer's regular federal income tax liability.

TAX TREATMENT OF OPTION AND FUTURES TRANSACTIONS

     The Code includes special rules applicable to the listed options, futures contracts, and options on futures contracts which the Fund, may write, purchase or sell. Such options and contracts are classified as Section 1256 contracts under the Code. The character of gain or loss resulting from the sale, disposition, closing out, expiration or other termination of Section 1256 contracts is generally treated as long-term capital gain or loss to the extent of 60 percent thereof and short-term capital gain or loss to the extent of 40 percent thereof ("60/40 gain or loss"). Such contracts, when held by a Fund at the end of a fiscal year, generally are required to be treated as sold at market value on the last day of such fiscal year for Federal income tax purposes ("marked-to-market"). Over-the-counter options are not classified as Section 1256 contracts and are not subject to the mark-to-market rule or to 60/40 gain or loss treatment. Any gains or losses recognized by the Fund from transactions in over-the-counter options generally constitute short-term capital gains or losses. If over-the-counter call options written, or over-the-counter put options purchased, by the Fund are exercised, the gain or loss realized on the sale of the underlying securities may be either short-term or long-term, depending on the holding period of the securities. In determining the amount of gain or loss, the sales proceeds are reduced by the premium paid for over-the-counter puts or increased by the premium received for over-the-counter calls.

     Certain of the Fund's transactions in options, futures contracts, and options on futures contracts, particularly hedging transactions, may constitute "straddles" which are defined in the Code as offsetting positions with respect to personal property. A straddle in which at least one (but not all) of the positions are Section 1256 contracts is a "mixed straddle" under the Code if certain identification requirements are met.

     The Code generally provides with respect to straddles (i) "loss deferral" rules which may postpone recognition for tax purposes of losses from certain closing purchase transactions or other dispositions of a position in the straddle to the extent of unrealized gains in the offsetting position, (ii) "wash sale" rules which may postpone recognition for tax purposes of losses where a position is sold and a new offsetting position is acquired within a prescribed period and (iii) "short sale" rules which may terminate the holding period of securities owned by the Fund when offsetting positions are established and which may convert certain losses from short-term to long-term.

     The Code provides that certain elections may be made for mixed straddles that can alter the character of the capital gain or loss recognized upon disposition of positions which form part of a straddle. Certain other elections are also provided in the Code. No determination has been reached to make any of these elections.


OTHER INFORMATION


CUSTODY OF ASSETS -- All securities owned by the Fund and all cash, including proceeds from the sale of shares of the Fund and of securities in the Fund's investment portfolio, are held by State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, as Custodian. With respect to investments in foreign securities, the custodian enters into agreements with foreign sub-custodians which are approved by the Trustees pursuant to Rule 17f-5 under the 1940 Act. The Custodian and sub-custodians generally domestically, and frequently abroad, do not actually hold certificates for the securities in their custody, but instead have book records with domestic and foreign securities depositories, which in turn have book records with the transfer agents of the issuers of the securities.

SHAREHOLDER REPORTS -- Semiannual statements are furnished to shareholders, and annually such statements are audited by the independent accountants whose selection is ratified annually by shareholders.

INDEPENDENT ACCOUNTANTS -- Price Waterhouse LLP, 1201 Louisiana, Houston, Texas 77002, the independent accountants for the Trust, perform an annual audit of the Trust's financial statements.

 REAL ESTATE PORTFOLIO                                 PORTFOLIO OF INVESTMENTS

                           July 31, 1995 (Unaudited)
--------------------------------------------------------------------------------

 Number of
 Shares    Description                                              Market Value
--------------------------------------------------------------------------------
           COMMON STOCK 97.3%
           APARTMENTS 23.3%
    1,600  Avalon Properties, Inc..............................   $       32,000
    1,600  Bay Apartment Communities, Inc......................           31,800
    1,300  Equity Residential Properties Trust.................           38,350
    1,500  Merry Land & Investment, Inc........................           32,250
    1,200  Mid America Apartment Communities, Inc..............           30,000
    1,600  Paragon Group, Inc..................................           30,200
    1,200  Post Properties, Inc................................           36,450
    1,800  Security Capital Pacific Trust......................           32,625
    2,400  United Dominion Realty Trust, Inc...................           34,200
                                                                  --------------
             TOTAL APARTMENTS....................................        297,875
                                                                  --------------
           DIVERSIFIED 7.9%
    1,400  Colonial Properties Trust...........................           33,950
    2,500  CWM Mortgage Holdings, Inc..........................           31,875
    1,300  Felcor Suite Hotels, Inc............................           34,938
                                                                  --------------
             TOTAL DIVERSIFIED...................................        100,763
                                                                  --------------
           HEALTH CARE FACILITIES 8.5%
    1,100  Health Care Property Investors, Inc.................           35,613
    2,400  LTC Properties, Inc.................................           33,600
    1,000  Nationwide Health Properties, Inc...................           39,625
                                                                  --------------
             TOTAL HEALTH CARE FACILITIES........................        108,838
                                                                  --------------
           MANUFACTURED HOME PARKS 4.6%
    1,400  Chateau Properties, Inc.............................           29,925
    1,400  ROC Communities, Inc................................           29,400
                                                                  --------------
             TOTAL MANUFACTURED HOME PARKS.......................         59,325
                                                                  --------------
           OFFICE/INDUSTRIAL 16.0%
    1,400  Beacon Properties Corp..............................           29,575
    1,800  Cali Realty Corp....................................           34,875
    1,500  Carr Realty Corp....................................           27,750
      500  Highwoods Properties, Inc...........................           12,625
    1,500  Liberty Property Trust..............................           30,000
    1,400  Reckson Associates Realty Co........................           35,875
    1,500  Spieker Properties, Inc.............................           33,938
                                                                  --------------
             TOTAL OFFICE/INDUSTRIAL.............................        204,638
                                                                  --------------
           SELF-STORAGE 5.9%
    2,400  Storage Equities, Inc...............................           41,100
    1,200  Storage USA, Inc....................................           34,500
                                                                  --------------
             TOTAL SELF-STORAGE..................................         75,600
                                                                  --------------
           SHOPPING CENTERS 18.2%
    2,400  Bradley Real Estate, Inc............................           38,700
    1,300  Developers Diversified Realty, Inc..................           39,488
    1,500  Federal Realty Investment Trust.....................           32,625
    1,600  Glimcher Realty Trust...............................           34,200
    1,100  Kimco Realty Corp...................................           43,863
    1,200  Vornado Realty Trust................................           44,250
                                                                  --------------
             TOTAL SHOPPING CENTERS..............................        233,126
                                                                  --------------

                                               See Notes to Financial Statements

 REAL ESTATE PORTFOLIO                     PORTFOLIO OF INVESTMENTS (CONTINUED)

                           July 31, 1995 (Unaudited)
--------------------------------------------------------------------------------

 Number of
 Shares    Description                                            Market Value
-------------------------------------------------------------------------------
           SHOPPING MALLS 12.9%
    1,600  CBL & Associates, Properties, Inc.................   $       33,000
    2,500  Debartolo Realty Corp.............................           35,935
    1,500  Macerich Co.......................................           30,750
    1,500  Rouse Co..........................................           31,500
    1,400  Simon Property Group, Inc.........................           34,300
                                                                --------------
           TOTAL SHOPPING MALLS..............................          165,485
                                                                --------------
           TOTAL COMMON STOCK (Cost $1,228,652)..............        1,245,650
                                                                --------------
 Principal
 Amount
 ---------
           REPURCHASE AGREEMENT 34.7%
 $445,000  SBC Capital Markets, Inc., dated 7/31/95, 5.875%, due 8/1/95 (Collateralized by
           U.S. Government obligations in a pooled cash
           account) repurchase proceeds $445,073
           (Cost $445,000)...................................          445,000
                                                                --------------
 TOTAL INVESTMENTS (Cost $1,673,652) 132.0%...................       1,690,650
 OTHER ASSETS AND LIABILITIES, NET (32.0%)....................        (409,749)
                                                                --------------
 NET ASSETS 100%..............................................  $    1,280,901
                                                                ==============

                                               See Notes to Financial Statements

 REAL ESTATE PORTFOLIO                      STATEMENT OF ASSETS AND LIABILITIES

                           July 31, 1995 (Unaudited)
--------------------------------------------------------------------------------

ASSETS
Investments, at market value (Cost $1,673,652)....................  $1,690,650
Cash..............................................................       2,909
Receivable for investments sold...................................      19,429
Dividends and interest receivable.................................       2,274
Other assets......................................................         402
                                                                    ----------
  Total Assets....................................................   1,715,664
                                                                    ----------
LIABILITIES
Payable for investments purchased.................................     407,505
Payable for Fund shares redeemed..................................      25,314
Accrued expenses..................................................       1,944
                                                                    ----------
  Total Liabilities...............................................     434,763
                                                                    ----------
NET ASSETS, equivalent to $10.20 per share........................  $1,280,901
                                                                    ==========
NET ASSETS WERE COMPRISED OF:
Shares of beneficial interest, par value $.01 per share; unlimited
 shares authorized; 125,628 shares outstanding....................  $    1,256
Capital surplus...................................................   1,262,821
Accumulated net realized loss on securities.......................      (1,902)
Net unrealized appreciation of securities.........................      16,998
Undistributed net investment income...............................       1,728
                                                                    ----------
NET ASSETS........................................................  $1,280,901
                                                                    ==========

                                               See Notes to Financial Statements

 REAL ESTATE PORTFOLIO                                     FINANCIAL STATEMENTS

                                  (Unaudited)
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
                                                           July 3, 1995* through
                                                                  July 31, 1995
--------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends...............................................               $ 1,995
Interest................................................                 1,277
                                                                       -------
  Investment income.....................................                 3,272
                                                                       -------
EXPENSES
Management fees.........................................                   618
Custodian fees..........................................                 1,500
Registration and filing fees............................                   444
Expense reimbursement...................................                (1,018)
                                                                       -------
  Total expenses........................................                 1,544
                                                                       -------
  NET INVESTMENT INCOME.................................                 1,728
                                                                       =======
REALIZED AND UNREALIZED GAIN (LOSS) ON SECURITIES
Net realized loss on securities.........................                (1,902)
Net unrealized appreciation of securities during the
period..................................................                16,998
                                                                       -------
  NET REALIZED AND UNREALIZED GAIN ON SECURITIES........                15,096
                                                                       -------
  INCREASE IN NET ASSETS RESULTING FROM OPERATIONS......               $16,824
                                                                       =======

--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
                                                           July 3, 1995* through
                                                                  July 31, 1995
--------------------------------------------------------------------------------
NET ASSETS, beginning of period.........................            $      100
                                                                    ----------
Operations
 Net investment income..................................                 1,728
 Net realized loss on securities........................                (1,902)
 Net unrealized appreciation of securities during the
 period.................................................                16,998
                                                                    ----------
  Increase in net assets resulting from operation.......                16,824
                                                                    ----------
Capital transactions
 Proceeds from shares sold..............................             1,364,871
 Cost of shares redeemed................................              (100,894)
                                                                    ----------
  Increase in net assets from capital transactions......             1,263,977
                                                                    ----------
 INCREASE IN NET ASSETS.................................             1,280,801
                                                                    ----------
NET ASSETS, end of period...............................            $1,280,901
                                                                    ==========
CAPITAL SHARE TRANSACTIONS
Shares sold.............................................               135,598
Shares redeemed.........................................                (9,970)
                                                                    ----------
  Increase in capital shares outstanding................               125,628
                                                                    ==========

*Commencement of operations.

                                               See Notes to Financial Statements

 REAL ESTATE PORTFOLIO                                     FINANCIAL HIGHLIGHTS

  Selected data for a share of beneficial interest outstanding throughout the period indicated (Unaudited).
--------------------------------------------------------------------------------

                                                                 July 3, 1995(1)
                                                                         through
                                                                 July 31,1995(2)
--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period........................             $10.00
                                                                         ------
Income from investment operations
 Investment income..........................................                .04
 Expenses...................................................               (.03)
 Expense reimbursement (3)..................................                .01
                                                                         ------
Net investment income.......................................                .02
Net realized and unrealized gains or losses on securities...                .18
                                                                         ------
Total from investment operations............................                .20
                                                                         ------
Net asset value, end of period..............................             $10.20
                                                                         ======
TOTAL RETURN(4).............................................               2.00%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (millions)........................               $1.3
Average net assets (millions)...............................               $0.7
Ratios to average net assets (annualized) (3)
 Expenses...................................................              2.50%
 Expenses, without expense reimbursement....................              4.15%
 Net investment income......................................              2.80%
 Net investment income, without expense reimbursement.......              1.15%
Portfolio turnover rate.....................................                 7%

(1) Commencement of operations.
(2) Based on average shares outstanding.
(3) See Note 2.
(4) Total return for a period less than one year is not annualized.

                         NOTES TO FINANCIAL STATEMENTS

                                  (Unaudited)
--------------------------------------------------------------------------------
NOTE 1--SIGNIFICANT ACCOUNTING POLICIES
American Capital Life Investment Trust (the "Fund"), comprised of eight invest-ment portfolios: Common Stock Portfolio ("Common Stock"), Domestic Strategic Income Portfolio ("Domestic Strategic"), Emerging Growth Portfolio ("Emerging Growth"), Global Equity Portfolio ("Global Equity"), Government Portfolio ("Government"), Money Market Portfolio ("Money Market"), Multiple Strategy Portfolio ("Multiple Strategy"), and Real Estate Securities Portfolio ("Real Estate"), is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. Emerging Growth, Global Equity, and Real Estate began offering shares on July 3, 1995. Each portfolio is accounted for as a separate entity. The following is a summary of significant accounting policies consistently followed by the Fund in the prepa-ration of its financial statements.

A. INVESTMENT VALUATIONS-Securities listed or traded on a national securities exchange are valued at the last sale price. Unlisted securities and listed se-curities for which the last sale price is not available are valued at the most recent bid price.
  U.S. Agency and Government obligations and related forward commitments are valued at the last reported bid price. Listed options are valued at the last reported sale price on the exchange on which such option is traded, or, if no sale is reported, at the mean between the last reported bid and asked prices. Options and forward commitments for which market quotations are not readily available are valued at fair value under a method approved by the Board of Trustees.
  Private placements are valued at fair value as determined in good faith by, or under the direction of, the Board of Trustees. Private placements generally may be resold only in a privately negotiated transaction until they are regis-tered.
  Short-term investments with a maturity of 60 days or less when purchased are valued at amortized cost, which approximates market value. Short-term invest-ments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity becomes less than 61 days. From such time, until maturity, the investments are valued at amortized cost. For Money Market, all investments are valued at amortized cost.
  Domestic Strategic's investments include lower rated and unrated debt securi-ties which may be more susceptible to adverse economic conditions than other investment grade holdings. These securities are often subordinated to the prior claims of other senior lenders and uncertainties exist as to an issuer's abil-ity to meet principal and interest payments. Debt securities rated below in-vestment grade and comparable unrated securities represented approximately 29% of Domestic Strategic's investment portfolio at the end of the period.

B. FOREIGN CURRENCY TRANSLATION--The market values of foreign securities, for-ward currency exchange contracts and other assets and liabilities stated in foreign currency are translated into U.S. dollars based on quoted exchange rates as of noon Eastern Time. The cost of securities is determined using his-torical exchange rates. Income and expenses are translated at prevailing ex-change rates when accrued or incurred. Gains and losses on the sale of securities are not segregated for financial reporting purposes between amounts arising from changes in exchange rates and amounts arising from changes in the market prices of securities. Realized gain and loss on foreign currency in-cludes the net realized amount from the sale of currency and the amount real-ized between trade date and settlement date on security transactions.

C. FUTURES CONTRACTS AND FORWARD COMMITMENTS-General--Transactions in futures contracts and forward commitments also are utilized in strategies to manage the market risk of the Fund's investments. The purchase of a futures contract or forward commitment increases the impact on net asset value of changes in the market price of investments. Forward commitments have a risk of loss due to nonperformance of counterparties. There is a risk that the market movement of such instruments may not be in the direction forecasted. Note 3--Investment Ac-tivity contains additional information.
  Futures Contracts--Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, securities with a value equal to its obligation under the futures contracts. A portion of these funds is held as collateral in an account in the name of the broker, the Fund's agent in acquir-ing the futures position. During the period the futures contract is open, changes in the value of the contract ("variation margin") are recognized by marking the contract to market on a daily basis. As unrealized gains or losses are incurred, variation margin payments are received from or made to the bro-ker. Upon the closing or cash settlement of a contract, gains or losses are re-alized. The cost of securities acquired through delivery under a contract is adjusted by the unrealized gain or loss on the contract.
  Forward Commitments--The Fund trades certain securities under the terms of forward commitments whereby the settlement for payment and delivery occurs at a specified future date. Forward commitments are privately negotiated transac-tions between the Fund and dealers. Upon executing a forward commitment and during the period of obligation, the Fund maintains collateral of cash or secu-rities in a

                                  (Unaudited)
--------------------------------------------------------------------------------
segregated account with its custodian in an amount sufficient to relieve the obligation. If the intent of the Fund is to accept delivery of a security traded under a forward purchase commitment, the commitment is recorded as a long-term purchase. For forward purchase and sale commitments, which security settlement is not intended by the Fund, changes in the value of the commitment are recognized by marking the commitment to market on a daily basis. During the period of obligation, the Fund may either resell or repurchase the forward com-mitment and enter into a new forward commitment, the effect of which is to ex-tend the settlement date. In addition, the Fund may occasionally close such forward commitments prior to delivery. Gains and losses on investments are re-alized upon the ultimate closing or cash settlement of forward commitments.

D. REPURCHASE AGREEMENTS-A repurchase agreement is a short-term investment in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may in-vest independently in repurchase agreements, or transfer uninvested cash bal-ances into a pooled cash account along with other investment companies advised by Van Kampen American Capital Asset Management, Inc. (the "Adviser"), the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is re-quired to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

E. FEDERAL INCOME TAXES-No provision for federal income taxes is required be-cause the Fund has elected to be qualified as a "regulated investment company" under the Internal Revenue Code and intends to maintain this qualification by annually distributing all of its taxable net investment income and taxable net realized capital gains on investments to its shareholders. It is anticipated that no distributions of net realized capital gains will be made until tax ba-sis capital loss carryforwards expire or are offset by net realized capital gains.
  The following table presents the identified cost of investments at the end of the period for federal income tax purposes with the associated net unrealized appreciation and the net realized capital loss carryforward at December 31, 1994 with expiration dates.

                                                June 30, 1995                                July 31, 1995
                         ----------------------------------------------------------- ------------------------------
                              Common    Domestic                   Money    Multiple Emerging     Global       Real
                               Stock   Strategic  Government      Market    Strategy   Growth     Equity     Estate
-------------------------------------------------------------------------------------------------------------------
Identified cost......... $61,318,167 $27,720,136 $73,291,354 $24,445,279 $58,023,855 $765,834 $2,057,548 $1,673,652
                         =========== =========== =========== =========== =========== ======== ========== ==========
Gross unrealized
appreciation............ $ 8,252,829 $ 1,121,593 $ 1,745,674          -- $ 4,995,377   52,384     59,924     19,972
Gross unrealized
depreciation............     524,085     272,967     295,998          --     396,508    5,299     23,574      2,974
                         ----------- ----------- ----------- ----------- ----------- -------- ---------- ----------
Net unrealized
appreciation............ $ 7,728,744 $   848,626 $ 1,449,676          -- $ 4,598,869 $ 47,085 $   36,350 $   16,998
                         =========== =========== =========== =========== =========== ======== ========== ==========
Net realized capital
 loss carryforward......          -- $ 2,125,532 $14,491,367 $        18 $        -- $     -- $       -- $       --
                         =========== =========== =========== =========== =========== ======== ========== ==========
Expiration dates........          --   1998-2002   1996-2002        2002          --       --         --         --

  The net capital loss carryforwards at December 31, 1994 may be utilized to offset any future capital gains until expiration. Additionally, $130,007, $294,459, $2,041, and $75,888 of financial statement capital losses for Domes-tic Strategic, Government, Money Market and Multiple Strategy, respectively, are deferred for tax purposes to the 1995 fiscal year.

F. INVESTMENT TRANSACTIONS AND RELATED INVESTMENT INCOME-Investment transac-tions are accounted for on the trade date. Realized gains and losses on invest-ments are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Issuers of Payment-in-Kind securities may make dividend or interest payments by issuing additional stocks or bonds in lieu of cash payments.
  Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and realized gains generated from foreign investments. Such withholding taxes are reflected on the Statement of Operations as a reduction of the related income or gain.

G. DIVIDENDS AND DISTRIBUTIONS-Government and Money Market declare dividends from net investment income on each business day. Domestic Strategic, Common Stock and Multiple Strategy declare dividends and distributions annually. Government declares distributions from short-term capital gains, if any, monthly. Dividends and distributions are recorded on the record date.
  The Fund distributes tax basis earnings in accordance with the minimum dis-tribution requirements of the Internal Revenue Code, which may differ from gen-erally accepted accounting principles. Such dividends or distributions may exceed financial statement earnings.

                                  (Unaudited)
--------------------------------------------------------------------------------

H. DEBT DISCOUNT AND PREMIUM-The Fund accounts for discounts and premiums on the same basis as used for federal income tax reporting. Accordingly, original issue discounts on debt securities purchased are amortized over the life of the security. Premiums on debt securities are not amortized. Market discounts are recognized at the time of sale as realized gains for book purposes and ordinary income for tax purposes.

NOTE 2--MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
The Adviser serves as investment manager of the Fund. Management fees are paid monthly, based on the average daily net assets of the portfolios at an annual rate.
  Common Stock, Domestic Strategic, Government, Money Market, and Multiple Strategy rates are .50% of the first $500 million, .45% of the next $500 mil-lion and .40% of the amount in excess of $1 billion. The resulting fee is pro-rated to each portfolio based on its average daily net assets. The Adviser has volunteered to reimburse these portfolios for all ordinary business expenses, exclusive of taxes and interest, in excess of .60% of the average daily net as-sets. For the period, such voluntary expense reimbursements are shown in the following table. Under the terms of the advisory agreement, if the total ordi-nary business expenses, exclusive of taxes, distribution fees and interest, ex-ceed .95% of average daily net assets, the Adviser will reimburse these portfolios for the amount of the excess. The contractual expense reimbursement shall be made monthly. For the period, the portfolios to have such contractual expense reimbursements due to the .95% limit were Domestic Strategic and Money Market as shown in the following table.
  Emerging Growth's management fees is .70% of its average daily net assets. Global Equity's management fees is 1.00% of its average daily net assets. The
Adviser has entered into a subadvisory agreement with John Govett & Co., Lim-ited ("Govett"), who provides advisory services to Global Equity and the Ad-viser with respect to the portfolio's investments in international markets and currencies. The Adviser pays 50% of its management fee to Govett.
  Real Estate's management fee is 1.00% of its average daily net assets. The Adviser has entered into a subadvisory agreement with Hines Interests Realty Advisors Limited Partnership ("Hines"), who provides advisory services to Real Estate and the Adviser with respect to the portfolio's investments in real es-tate. The Adviser pays 50% of its management fee to Hines.
  The Adviser has agreed that it will reimburse Emerging Growth and Real Estate for any expenses (including the advisory fee, but excluding interest, brokerage commissions, and other extraordinary expenses) in excess of the most restric-tive limitation imposed by state securities commissions. The most restrictive expense limitation is presently believed to be 2.50% of the Fund's average daily net assets up to $30 million, 2.00% of the next $70 million of such net assets and 1.50% of the Fund's net assets in excess of $100 million. For the period, the Adviser's reimbursement to Emerging Growth and Real Estate due to such expense limitation are shown in the following table. The Adviser, Govett, and Hines may, from time to time, agree to waive their respective investment advisory fees or any portion thereof or elect to reimburse Emerging Growth, Global Equity and Real Estate for ordinary business expenses in excess of an agreed upon amount.
  Contractual and voluntary expense reimbursements and other transactions with affiliates during the period were as follows:

                                               June 30, 1995                     July 31, 1995
                               --------------------------------------------- ----------------------
                                Common  Domestic             Money  Multiple Emerging Global   Real
                                 Stock Strategic Government  Market Strategy   Growth Equity Estate
     ----------------------------------------------------------------------------------------------
      Contractual expense
      reimbursement........... $    --   $ 6,068    $    -- $ 3,734  $    --     $922 $   -- $1,018
      Voluntary expense
      reimbursement...........  32,868    44,980     44,221  43,599   47,915       --     --     --
      Accounting services.....   4,637     4,234      4,611   4,218    4,542       --     --     --
      Shareholder service
      agent's fees............   9,000     9,000      9,000   9,000    9,000       --     --     --
      Legal fees..............   2,514     2,981      2,627   2,708    2,880       --     --     --

  Accounting services include the salaries and overhead expenses of the Fund's Treasurer and the personnel operating under his direction. Charges are allo-cated among investment companies advised by the Adviser. These charges include the employee costs attributable to the accounting officers of the Fund. A por-tion of the accounting services expense was paid to the Adviser in reimburse-ment of personnel, facilities and equipment costs attributable to the provision of accounting services. The services provided by the Adviser are at cost.

                                  (Unaudited)
--------------------------------------------------------------------------------
  ACCESS Investor Services, Inc., an affiliate of the Adviser, serves as the Fund's shareholder service agent. These services are provided at cost plus a profit.
  Legal fees were for services rendered by O'Melveny & Myers, counsel for the Fund. Lawrence J. Sheehan, of counsel to that firm, is a Trustee of the Fund.
  Certain officers and trustees of the Fund are officers and directors of the Adviser and the shareholder service agent.

NOTE 3--INVESTMENT ACTIVITY
During the period, the cost of purchases and proceeds from sales of invest-ments, excluding short-term investments, were:

                                                June 30, 1995                          July 31, 1995
                               ----------------------------------------------- ------------------------------
                                    Common    Domestic                Multiple Emerging     Global       Real
                                     Stock   Strategic  Government    Strategy   Growth     Equity     Estate
     --------------------------------------------------------------------------------------------------------
      Purchases............... $43,501,968 $22,005,818 $64,226,904 $27,552,308 $590,834 $1,886,769 $1,275,704
      Sales...................  52,520,231  15,962,661  68,619,824  35,710,842       --    104,591     45,150

  Money Market held only short-term investments.
  At the end of the period, Government held the following forward purchase com-mitments for which delivery is not intended:

      Principal                                                     Unrealized
      Amount                                                      Appreciation
      (000)     Security                         Market Value   (Depreciation)
     --------------------------------------------------------------------------
                Federal National Mortgage Association
      $4,000     8.00%, settling 07/95........      $ 4,073,760       $113,760
                Government National Mortgage Association
       4,000     7.00%, settling 07/95........        3,935,000        (27,500)
       2,000     7.00%, settling 09/95........        1,963,360         (4,140)
       2,000     8.00%, settling 09/95........        2,040,940         (9,060)
                                                    -----------       --------
                                                    $12,013,060       $ 73,060
                                                    -----------       --------

  At the end of the period, Government held the following U.S. Treasury futures contracts expiring in September 1995.

      Number                                                         Unrealized
      of                                                           Appreciation
      Contracts Description                       Market Value   (Depreciation)
     ---------------------------------------------------------------------------
        6       U.S. Treasury Bonds, long......     $   681,188       $ (13,012)
       18       U.S. Treasury Notes, short.....      (1,981,688)          5,772
                                                    -----------       ---------
                                                    $(1,300,500)      $  (7,240)
                                                    -----------       ---------

NOTE 4--TRUSTEE COMPENSATION
Trustees who are not affiliated with the Adviser are compensated by the Fund at the annual rate of $3,850 plus a fee of $100 per day for the Board and Commit-tee meetings attended. The Chairman receives additional fees from the Fund at an annual rate of $1,440. The Trustees may participate in a voluntary Deferred Compensation Plan (the "Plan"). The Plan is not funded, and obligations under the Plan will be paid solely out of the Fund's general accounts. Funds for the payment of obligations under the Plan will not be reserved or set aside by any form of trust or escrow. Each director covered under the Plan elects to be credited with an earnings component on amounts deferred equal to the income earned by the Fund on its short-term investments or equal to the total return of the Fund.
  Trustees' fees at the end of the period were:

                                              June 30, 1995                    July 31, 1995
                               ------------------------------------------- ----------------------
                               Common  Domestic             Money Multiple Emerging Global   Real
                                Stock Strategic Government Market Strategy   Growth Equity Estate
     --------------------------------------------------------------------------------------------
      Trustee fees............ $4,732    $4,261     $4,689 $4,609   $3,920     $ --   $ --   $ --

NOTE 5--FUND REORGANIZATION
On July 21, 1995, the shareholders approved the reorganization of the Fund to a Delaware Business Trust and the election of fourteen trustees.